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SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a -12

ENDURANCE SPECIALTY HOLDINGS LTD.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required
Fee computed on table below per Exchange Act Rules 14a -6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
(441) 278-0400

April 5, 2004

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. which will be held at the Company’s headquarters, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda at 8:00 a.m. (local time) on Wednesday, May 5, 2004, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Annual General Meeting of Shareholders and the Proxy Statement.

All holders of record of the Company’s Ordinary Shares, par value $1.00 per share, at the close of business on March 10, 2004 will be entitled to vote at the Annual General Meeting of Shareholders. To assure that you are represented at the Annual General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying Proxy Statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

Sincerely,

Kenneth J. LeStrange Chairman of the Board of Directors

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Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2004

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Endurance Specialty Holdings Ltd. (the “Company”), will be held on Wednesday, May 5, 2004, at 8:00 a.m. (local time), at the Company’s headquarters located at Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda and at any adjournment or postponement thereof.

At the Annual General Meeting, the Company’s shareholders will be voting on proposals to do the following:

1.	elect three Class II directors to the Board of Directors of the Company (the “Board of Directors”), each to serve for a three year period to expire at the 2007 Annual General Meeting of Shareholders, or until such director’s successor shall have been duly elected or appointed or until such director’s office is otherwise vacated;

2.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.;

3.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited

4.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited;

5.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Services Limited;

6.	appoint Ernst & Young as the Company’s independent auditors for the year ending December 31, 2004 and authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors; and

7.	to transact such other business as may properly come before the Annual General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Members of the Company, at the close of business on March 10, 2004 are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. A copy of the Company’s financial statements for the fiscal year ended December 31, 2003, as approved by the Board of Directors, shall be made available to the shareholders of the Company at the Annual General Meeting.

All shareholders are cordially invited to attend the Annual General Meeting. If you do not expect to be present at the Annual General Meeting, you are requested to complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual General Meeting. For the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Annual Meeting. In the event you decide to attend the Annual General Meeting in person, you may, if you desire, revoke your proxy up to one hour before the Annual General Meeting and vote your shares in person.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

John V. Del Col Secretary
Pembroke, Bermuda April 5, 2004

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Endurance Specialty Holdings Ltd..
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
May 5, 2004

INTRODUCTION

This Proxy Statement is furnished to shareholders of Endurance Specialty Holdings Ltd. an exempted company incorporated in Bermuda as a holding company (the “Company” or “Endurance”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Endurance (the “Board of Directors”) for use in voting at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the Company’s headquarters located at Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, on Wednesday, May 5, 2004, at 8:00 a.m. (local time), and at any adjournment or postponement thereof.

This Proxy Statement, the attached Notice of Annual General Meeting, the Annual Report for the year ended December 31, 2003 (including financial statements) and the enclosed Proxy Card are first being mailed to Endurance’s shareholders on or about April 5, 2004.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual General Meeting

The specific proposals to be considered and acted upon at the Annual General Meeting are summarized in the accompanying Notice of Annual General Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

The Board of Directors has fixed the close of business on March 10, 2004 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual General Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual General Meeting or any and all adjournments or postponements thereof. As of the Record Date, Endurance had issued and outstanding 63,920,000 ordinary shares, par value $1.00 per share. The ordinary shares comprise all of Endurance’s issued and outstanding voting stock.

Voting at the Annual General Meeting

In general, shareholders have one vote for each ordinary share held by them and are entitled to vote at all meetings of shareholders. Pursuant to Section 69 of the Company’s Bye-Laws, if and so long as the “controlled shares” (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at a meeting of shareholders, then the votes conferred by the shares of such person’s “control group” (as defined below) shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the controlled shares of such person shall not exceed such 9.5% limitation. The reduction in votes is generally to be applied proportionately among all shareholders who are members of the first shareholder’s “control group.” “Controlled shares” in reference to any person means all ordinary shares that a person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) or, in the case of a U.S. person (as defined in the Company’s bye-laws), constructively (within the meaning of Section 958(b) of the Code). “Control group” means, with respect to any person, all shares directly owned by such person and all shares directly owned by each other shareholder any of whose shares are included in the controlled shares of such person.

In addition, if, and so long as, the shares held directly by any “related group” would otherwise exceed the 9.5% limitation, then the votes conferred by the shares held directly by members of such “related group” shall be

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reduced by whatever amount is necessary so that after any such reduction the votes conferred by the shares held directly by such related group shall not exceed the 9.5% limitation. The reduction in votes is generally to be applied proportionately among all directly held shares of such related group. “Related group” means a group of shareholders that are investment vehicles and are under common control or management.

For purposes of applying these provisions, shareholders will be entitled to direct that the Company’s board (i) treat them (and certain affiliates) as U.S. persons, and/or (ii) treat them (and certain related shareholders) as one person for purposes of determining a shareholder’s control group. The amount of any reduction of votes that occurs by operation of the above limitations will generally be allocated proportionately among all other shareholders of Endurance. Consequently, under these provisions certain shareholders may have their voting rights limited to less than one vote per share, while other shareholders may have voting rights in excess of one vote per share.

In addition, the Board of Directors may adjust a shareholder’s voting rights to the extent that the Board of Directors reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates. This adjustment may result in a shareholder having voting rights in excess of one vote per share. Therefore, your voting rights might increase above 5% of the aggregate voting power of the outstanding ordinary shares, thereby possibly resulting in you becoming a reporting person subject to Schedule 13D or 13G filing requirements under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the reallocation of your votes could result in you becoming subject to filing requirements under Section 16 of the Exchange Act.

Pursuant to the terms of the Company’s Bye-Laws as described above, if your voting interests have been adjusted such that your vote is greater than or less than one vote per share, the proxy card attached hereto indicates the voting interest attributed to you by the Board of Directors.

Cumulative voting by shareholders is not permitted.

The election of each nominee for director, and the approval of all other matters to be voted upon at the Annual General Meeting, require the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum (consisting of not less than four persons present in person or by proxy holding in excess of 50% of the issued and outstanding ordinary shares entitled to attend and vote at the Annual General Meeting).

Endurance has appointed inspectors of election to count votes cast in person or by proxy. Ordinary shares owned by shareholders who are present in person or by proxy at the Annual General Meeting but who elect to abstain from voting will be counted towards the presence of a quorum. However, such ordinary shares, and ordinary shares owned by shareholders and not voted in person or by proxy at the Annual General Meeting (including "broker non-votes"), will not be counted towards the majority needed to elect a director or approve any other matter before the shareholders and thus will have no effect on the outcome of those votes. Ordinary shares held by shareholders who indicate on their proxy cards that they withhold authority to vote on any or all director nominees will be counted as a “no” vote with respect to those nominees as to which authority has been withheld. Ordinary shares held by shareholders who have signed their proxy cards but have not indicated a choice will be counted towards the presence of a quorum and will be voted for the election of the nominees in Proposals No. 1 through 5 and for Proposal No. 6 listed herein.

Revocability and Voting of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual General Meeting or at the Annual General Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to John V. Del Col, Secretary of Endurance, stating that the proxy is revoked; or

•	by submitting another proxy with a later date.

Any notice of revocation of an outstanding proxy must be received at least one hour before the Annual General Meeting. Any shareholder entitled to vote at the Annual General Meeting who has not submitted a proxy or

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has properly revoked a proxy may attend the Annual General Meeting and vote in person. Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual General Meeting, the shareholder must bring to the Annual General Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares.

Unless the Company receives specific instructions to the contrary or unless such proxy is properly revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of the Company’s nominees as a director; (ii) FOR the election of the slate of director designees presented by the Company to serve as directors of the Company’s subsidiaries, Endurance Specialty Insurance Ltd., Endurance Worldwide Holdings Limited, Endurance Worldwide Insurance Limited and Endurance Services Limited; (iii) FOR the appointment of Ernst & Young as the Company’s independent auditors for the fiscal year ending December 31, 2004 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors; (iv) with respect to any other matters that may properly come before the Annual General Meeting, at the discretion of the proxy holders.

Solicitation

Endurance will pay the costs relating to this proxy statement, the proxy card and the Annual General Meeting. The Altman Group Inc. has been retained to solicit proxies personally or by mail, telephone or internet at a cost anticipated to be $1,200 plus routine out-of-pocket disbursements. Endurance may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

Householding

If you and others who share your mailing address own the Company’s ordinary shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares are held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker. You may also request delivery of an individual copy of the annual report or proxy statement by contacting the Company at (441) 278-0400 or by writing to the Secretary, Endurance Specialty Holdings Ltd., 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

You may be able to initiate householding if your bank or broker has chosen to offer such service, by following the instructions provided by your bank or broker.

PROPOSALS TO BE VOTED UPON

Proposal No. 1 — Election of Class II Directors

The Board of Directors currently consists of 11 directors, who are divided into three classes. Each class of directors serves for a term of three years. In February 2004, the Board of Directors decreased its size from 12 directors to 11 directors upon the retirement of Richard J. Sterne from the Board of Directors. Three Class II directors are to be elected at the Annual General Meeting. If elected, the three Class II directors will hold office until the 2007 Annual General Meeting of Shareholders or their earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute.

The following biographical information has been furnished by the respective nominees for election as Class II directors:

John T. Baily, 60, has been a director since August 2003. Mr. Baily was formerly President of Swiss Re Capital Partners, where he worked from 1999 to 2002. Prior to joining Swiss Re, Mr. Baily was a partner at PricewaterhouseCoopers (and its predecessor, Coopers & Lybrand) for 23 years, serving as the head of the Coopers

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& Lybrand Insurance Practice Group for 13 years. Mr. Baily also serves on the Board of Directors of Erie Indemnity Company, NYMAGIC, Inc., RLI Corp., GAB Robins and Albright College. A graduate of both Albright College (BA, Economics) and the University of Chicago (MBA), Mr. Baily is a CPA and has served on the Board of Coopers & Lybrand and as Chairman of the AICPA Insurance Companies Committee. Mr. Baily was recommended to the Board of Directors by the Nominating and Corporate Governance Committee and was subsequently appointed by the Board of Directors on August 7, 2003.

Charles G. Froland, 55, has been a director since December 2001. Mr. Froland has been responsible for all of General Motors Investment Management Corporation’s internally and externally managed domestic and international private market equity and debt securities since 1998. His prior responsibility at General Motors Asset Management was managing director of North American Fixed Income Investments. Before joining General Motors Asset Management in 1995, Mr. Froland was a managing director with Stanford University Management Company.

James R. Kroner, 42, has been the Company’s Chief Financial Officer and a director since December 2002, and has been the Chief Investment Officer since the Company’s formation in December 2001. Mr. Kroner joined the Company from the private equity firm, Fox Paine & Co. LLC, where he was a Managing Director since February 2000. From 1998 to 2000, Mr. Kroner served as a Managing Director and co-head of insurance investment banking in the Americas at J.P. Morgan & Co. Incorporated. From 1997 to 1998, he was a Managing Director and head of the insurance mergers and acquisitions practice at Salomon Smith Barney. Prior to 1997 Mr. Kroner served as Senior Vice President, Treasurer, and a member of the executive committee of American Re Corporation. He is or has been a member of the board of directors of several healthcare and technology companies.

Mr. Kroner has been designated as a nominee to the Board of Directors by Metro Center Investments Pte Ltd., one of the Company’s founding shareholders, in accordance with the terms of the Company’s amended and restated shareholders agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. BAILY, FROLAND AND KRONER AS DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of each nominee for director requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 2 — Election of Slate of Directors to Endurance Specialty Insurance Ltd.

Pursuant to Bye-Law 158 of the Company’s Amended and Restated Bye-Laws, the board of directors of Endurance Specialty Insurance Ltd. (“Endurance Bermuda”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Bermuda Directors”). If elected, the Endurance Bermuda Directors will hold office until the 2005 Annual General Meeting of Shareholders or their earlier resignation or removal. Your approval of the proposed slate of Endurance Bermuda Directors shall constitute a direction to the Company to cause it to vote its shares in Endurance Bermuda to ensure that Endurance Bermuda’s board of directors consists of the Endurance Bermuda Directors. Proxies cannot be voted for a greater number of persons than the Endurance Bermuda Directors named. Each of the Endurance Bermuda Directors is a director of the Company and receives no additional remuneration for serving on the board of directors of Endurance Bermuda. In the event that any of the below listed Endurance Bermuda Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute.

The following persons constitute the slate of Endurance Bermuda Directors:

John T. Baily, 60, has been a director of Endurance Bermuda since August 2003. Mr. Baily’s biographical information is listed above under “Proposal No. 1 — Election of Class II Directors.”

William H. Bolinder, 60, has been a director of Endurance Bermuda since December 2001. Mr. Bolinder’s biographical information is listed below under “Information Concerning Continuing Directors.”

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David L. Cole, 56, has been a director of Endurance Bermuda since December 2001. Mr. Cole’s biographical information is listed below under “Information Concerning Continuing Directors.”

Jonathan J. Coslet, 39, has been a director of Endurance Bermuda since December 2001. Mr. Coslet’s biographical information is listed below under “Information Concerning Continuing Directors.”

Anthony J. DiNovi, 41, has been a director of Endurance Bermuda since December 2001. Mr. DiNovi’s biographical information is listed below under “Information Concerning Continuing Directors.”

Bryon G. Ehrhart, 39, has been a director of Endurance Bermuda since December 2001. Mr. Ehrhart’s biographical information is listed below under “Information Concerning Continuing Directors.”

Charles G. Froland, 55, has been a director of Endurance Bermuda since December 2001. Mr. Froland’s biographical information is listed above under “Proposal No. 1 — Election of Class II Directors.”

James R. Kroner, 42, has been a director of Endurance Bermuda since December 2001. Mr. Kroner’s biographical information is listed above “Proposal No. 1 — Election of Class II Directors.”

Kenneth J. LeStrange, 46, has been a director of Endurance Bermuda since December 2001. Mr. LeStrange’s biographical information is listed below under “Executive Officers of the Company.”

Richard C. Perry, 49, has been a director of Endurance Bermuda since December 2001. Mr. Perry’s biographical information is listed below under “Information Concerning Continuing Directors.”

Robert A. Spass, 47, has been a director of Endurance Bermuda since December 2001. Mr. Spass’s biographical information is listed below under “Information Concerning Continuing Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE BERMUDA DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance Bermuda Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 3 — Election of Slate of Directors to Endurance Worldwide Holdings Limited

Pursuant to Bye-Law 158 of the Company’s Amended and Restated Bye-Laws, the board of directors of Endurance Worldwide Holdings Limited (“Endurance Worldwide”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Worldwide Directors”). If elected, the Endurance Worldwide Directors will hold office until the 2005 Annual General Meeting of Shareholders or their earlier resignation or removal. Your approval of the proposed slate of Endurance Worldwide Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance Worldwide to ensure that its board of directors consists of the Endurance Worldwide Directors. Proxies cannot be voted for a greater number of persons than the Endurance Worldwide Directors named. Each of the Endurance Worldwide Directors is a director or officer of the Company or a subsidiary and receives no additional remuneration for serving on the board of directors of Endurance Worldwide. In the event that any of the below listed Endurance Worldwide Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute.

The following persons constitute the slate of Endurance Worldwide Directors:

John T. Baily, 60, has not previously been a director of Endurance Worldwide. Mr. Baily’s biographical information is listed above under “Proposal No. 1 — Election of Class II Directors.”

William H. Bolinder, 60, has been a director of Endurance Worldwide since December 2002. Mr. Bolinder’s biographical information is listed below under “Information Concerning Continuing Directors.”

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Mark W. Boucher, 44, has been a director of Endurance Worldwide since June 2002. Mr. Boucher’s biographical information is listed below under “Executive Officers of the Company.”

David L. Cole, 56, has been a director of Endurance Worldwide since December 2002. Mr. Cole’s biographical information is listed below under “Information Concerning Continuing Directors.”

Jonathan J. Coslet, 39, has been a director of Endurance Worldwide since December 2002. Mr. Coslet appointed Ronald Iles as an alternate Director in December 2002. Mr. Coslet’s biographical information is listed below under “Information Concerning Continuing Directors.”

Anthony J. DiNovi, 41, has been a director of Endurance Worldwide since December 2002. Mr. DiNovi appointed Steven W. Carlsen as an alternate Director in December 2002. Mr. DiNovi’s biographical information is listed below under “Information Concerning Continuing Directors.”

Bryon G. Ehrhart, 39, has been a director of Endurance Worldwide since December 2002. Mr. Ehrhart’s biographical information is listed below under “Information Concerning Continuing Directors.”

Charles G. Froland, 55, has been a director of Endurance Worldwide since December 2002. Mr. Froland’s biographical information is listed above under “Proposal No. 1 — Election of Class II Directors.”

Kenneth J. LeStrange, 46, has been a director of Endurance Worldwide since December 2002. Mr. LeStrange’s biographical information is listed below under “Executive Officers of the Company.”

Simon Minshall, 38, has been a director of Endurance Worldwide since June 2002 and Chief Financial Officer of Endurance Worldwide Insurance Limited since July 2002. From January 2002 until becoming CFO, Mr. Minshall was a consultant to Endurance Worldwide Insurance Limited. Prior to working with Endurance, Mr. Minshall was CEO of Vavo.com, a European online insurance venture backed by GE Capital and Prudential from 2000 to 2001. From 1997 to 2000, he held a number of senior finance roles within the head office of Royal & Sun Alliance plc. These included Manager, Group Financial Control, and; Finance Director of the E-Commerce division. In addition, he has held a number of company directorships and currently serves on the board of directors of a private technology company. Mr. Minshall is a Chartered Accountant and qualified with Deloitte & Touche in London a nd holds an Honours Degree in Law (LLB) from University College Wales.

Richard C. Perry, 49, has been a director of Endurance Worldwide since December 2002. Mr. Perry’s biographical information is listed below under “Information Concerning Continuing Directors.”

Robert A. Spass, 47, has been a director of Endurance Worldwide since December 2002. Mr. Spass’s biographical information is listed below under “Information Concerning Continuing Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE WORLDWIDE DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance Worldwide Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 4 — Election of Slate of Directors to Endurance Worldwide Insurance Limited

Pursuant to Bye-Law 158 of the Company’s Amended and Restated Bye-Laws, the board of directors of Endurance Worldwide Insurance Limited (“Endurance U.K.”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who are have been elected as a slate of director designees by the Company’s shareholders (the “Endurance U.K. Directors”). If elected, the Endurance U.K. Directors will hold office until the 2005 Annual General Meeting of Shareholders or their earlier resignation or removal. Your approval of the proposed slate of Endurance U.K. Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance U.K. to ensure that its board of directors consists of the Endurance U.K. Directors. Proxies cannot be voted for a greater number of persons than the Endurance U.K. Directors named. Each of the Endurance U.K. Directors is a director or officer of the Company or a subsidiary and receives no additional remuneration for serving on the board of directors of Endurance Worldwide. In the event that any of the below

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listed Endurance U.K. Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute.

The following persons constitute the slate of Endurance U.K. Directors:

John T. Baily, 60, has not previously been a director of Endurance U.K. Mr. Baily’s biographical information is listed above under “Proposal No. 1 — Election of Class II Directors.”

William H. Bolinder, 60, has been a director of Endurance U.K. since December 2002. Mr. Bolinder’s biographical information is listed below under “Information Concerning Continuing Directors.”

Mark W. Boucher, 44, has been Chief Executive Officer of Endurance U.K. since April 2002 and a director of Endurance U.K. since June 2002. Mr. Boucher’s biographical information is listed below under “Executive Officers of the Company.”

David L. Cole, 56, has been a director of Endurance U.K. since December 2002. Mr. Cole’s biographical information is listed below under “Information Concerning Continuing Directors.”

Jonathan J. Coslet, 39, has been a director of Endurance U.K. since December 2002. Mr. Coslet appointed Ronald Iles as an alternate Director in December 2002. Mr. Coslet’s biographical information is listed below under “Information Concerning Continuing Directors.”

Anthony J. DiNovi, 41, has been a director of Endurance U.K. since December 2002. Mr. DiNovi appointed Steven Carlsen as an alternate Director in December 2002. Mr. DiNovi’s biographical information is listed below under “Information Concerning Continuing Directors.”

Bryon G. Ehrhart, 39, has been a director of Endurance U.K. since December 2002. Mr. Ehrhart’s biographical information is listed below under “Information Concerning Continuing Directors.”

Charles G. Froland, 55, has been a director of Endurance U.K. since December 2002. Mr. Froland’s biographical information is listed above under “Proposal No. 1 — Election of Class II Directors.”

Kenneth J. LeStrange, 46, has been a director of Endurance U.K. since December 2002. Mr. LeStrange’s biographical information is listed below under “Executive Officers of the Company.”

Simon Minshall, 38, has been a director of Endurance U.K. since June 2002. Mr. Minshall’s biographical information is listed above under “Proposal No. 3 — Election of Slate of Directors to Endurance Worldwide Insurance Limited.”

Richard C. Perry, 49, has been a director of Endurance U.K. since December 2002. Mr. Perry’s biographical information is listed below under “Information Concerning Continuing Directors.”

Robert A. Spass, 47, has been a director of Endurance U.K. since December 2002. Mr. Spass’s biographical information is listed below under “Information Concerning Continuing Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE U.K. DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance U.K. Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 5 — Election of Slate of Directors to Endurance Services Limited

Pursuant to Bye-Law 158 of the Company’s Amended and Restated Bye-Laws, the board of directors of Endurance Services Limited (“Endurance Services”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Services Directors”). If elected, the Endurance Services Directors will hold office until the 2005 Annual General Meeting of Shareholders or their earlier resignation or removal. Your approval of the

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proposed slate Endurance Services Directors shall constitute a direction to the Company to vote its shares in Endurance Services to ensure that Endurance Services’ board of directors consists of the Endurance Services Directors. Proxies cannot be voted for a greater number of persons than the Endurance Services Directors named. Each of the Endurance Services Directors is a director or officer of the Company or a subsidiary and receives no additional remuneration for serving on the board of directors of Endurance Services. In the event that any of the below listed Endurance Services Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute.

The following persons constitute the slate of Endurance Services Directors:

Steven W. Carlsen, 46, has been a director of Endurance Services since the inception of Endurance Services in January 2004. Mr. Carlsen’s biographical information is listed below under “Executive Officers of the Company.”

James R. Kroner, 42, has not previously been a director of Endurance Services. Mr. Kroner’s biographical information is listed above “Proposal No. 1 — Election of Class II Directors.”

Kenneth J. LeStrange, 46, has not previously been a director of Endurance Services. Mr. LeStrange’s biographical information is listed below under “Executive Officers of the Company.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE SERVICES DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance Services Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 6 — Appointment of Independent Auditors

Upon the recommendation of the Audit Committee, the Board of Directors has recommended the appointment of the firm of Ernst & Young as the Company’s independent auditors to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2004, and recommends that shareholders authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors. Ernst & Young has audited the Company’s financial statements since the Company’s inception in December of 2001. Representatives of Ernst & Young are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT AUDITORS AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT AUDITORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The appointment of Ernst & Young as the Company’s independent auditors and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors, requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

BOARD OF DIRECTORS

Class III: Term Expires at the 2005 Annual General Meeting

William H. Bolinder, 60, has been a director since December 2001. Mr. Bolinder is President, Chief Executive Officer and a director of Acadia Trust N.A. He was a member of the Group Management Board and head of the Business Development Division Corporate and Commercial for Zurich Financial Services Group. He has been head of the business division North America (excluding US Personal Lines) and Latin America as well as the Corporate Customer Division of Zurich Financial Services Group since 1998. In 1994 he was elected to the Group

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Executive Board at Zurich Financial Services Group’s home office and became responsible for managing the Zurich Financial Services Group companies in the United States and Canada as well as Corporate/Industrial Insurance, Zurich International (Group) and Risk Engineering. Mr. Bolinder joined Zurich American Insurance Company, USA in 1986 as Chief Operating Officer and became Chief Executive Officer in 1987. Mr. Bolinder is a trustee and Chairman of the Board of Trustees of the American Institute for CPCU and the Insurance Institute of America.

David L. Cole, 56, has been a director since December 2001. He has served as Chairman, President and Chief Executive Officer of Virginia Surety Company, Inc., Aon Corporation’s principal property and casualty company serving the U.S. domestic market since March 1995. Mr. Cole also has served as Chairman of Aon Warranty Group, which was formed to develop and take advantage of Aon’s position in the consumer extended warranty business on a global basis. In that capacity, Mr. Cole has been responsible for Aon’s expansion into foreign markets, including Asia, Australia, Europe and South America. Mr. Cole joined Aon Corporation in 1976 and held numerous executive positions until 1989. From 1989 to 1994, Mr. Cole served as President of Ryan Insurance Group Europe and London General Insurance Company, Ltd., Aon Corporation’s principal property and cas ualty company serving the European market.

Richard C. Perry, 49, has been a director since December 2001. Mr. Perry founded Perry Capital in 1988 and since then the firm has grown to $6.0 billion under management. Prior to 1988, Mr. Perry developed and implemented investment strategies in the equity trading area of Goldman, Sachs & Co. He was also an adjunct associate professor at the Stern School of Business at New York University. He serves as chairman of the board of directors of IOS BRANDS (formerly FTD Corporation) and FTD.COM, and a member of the boards of trustees of the Allen Stevenson School, Milton Academy, and Facing History and Ourselves.

Robert A. Spass, 47, has been a director since December 2001. Mr. Spass is Chairman of the board of directors of Capital Z Partners, Ltd., the general partner of Capital Z, and Capital Z Management, LLC, the management company of Capital Z, and co-founded Capital Z in 1998. Prior to 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners Advisors, L.P. Mr. Spass was also President and CEO of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P. Prior to joining International Insurance Investors, Mr. Spass was a Director of Investment Banking at Salomon Brothers with responsibility for corporate finance relationships with the insurance industry. He currently serves on the board of directors of U.S.I. Holdings Corporation, Universal American Financial Corp., British Marine Holdings, Ceres Gro up, Inc., and Aames Financial Corporation.

Class I: Term Expires at the 2006 Annual General Meeting

Kenneth J. LeStrange, 46, has been the Company’s Chairman, President and Chief Executive Officer since its formation. Mr. LeStrange has over twenty-five years of experience in property and casualty underwriting. He has significant experience as a treaty and facultative underwriter and manager of treaty underwriting operations at Swiss Reinsurance Company and American Re Corporation. He began his underwriting career with Hartford Insurance Group and held several underwriting management positions at Swiss Re. During his tenure at American Re from 1986 to December 1997, he served as Executive Vice President of American Re and as President of its alternative market subsidiary from 1989 to December 1997, Am Re Managers, Inc. In December 1997, he joined Aon Corporation as Chairman and CEO of its alternative market operations and was later named Chairman and CEO of Aon’s retail brokerage operations for the Americas. Mr. LeStrange remained with Aon until he joined the Company in 2001.

Jonathan J. Coslet, 39, has been a director since December 2001. Mr. Coslet joined Texas Pacific Group in 1993. He is now a Senior Partner responsible for the Texas Pacific Group’s U.S. investment activities. Mr. Coslet is also a member of Texas Pacific Group’s Investment Committee and Management Committee. Prior to joining the Texas Pacific Group, Mr. Coslet was in the Investment Banking department of Donaldson, Lufkin & Jenrette, specializing in leveraged acquisitions and high yield finance from 1991-1993. Mr. Coslet serves on the board of directors of Oxford Health Plans, Inc., Quintiles Transnational, Inc., PETCO Animal Supplies, Inc. and Burger King Corporation.

Anthony J. DiNovi, 41, has been a director since December 2001. Mr. DiNovi is a Managing Director of Thomas H. Lee Advisors, LLC, the general partner of Thomas H. Lee Partners, L.P. Mr. DiNovi joined THL in 1988. Prior to joining THL, Mr. DiNovi was in the corporate finance departments of Goldman, Sachs & Co. and

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Wertheim Schroder & Co., Inc. Mr. DiNovi is currently a director of American Media, Inc., Eye Care Centers of America, Inc., FairPoint Communications, Inc., Fisher Scientific International, Inc., Michael Foods, Inc., National Waterworks, Inc., US LEC Corp., Vertis, Inc. and various private corporations.

Bryon G. Ehrhart, 39, has been a director since December 2001. Mr. Ehrhart is an Executive Vice President of Aon Re Inc., Aon’s reinsurance brokerage operations in the United States. Mr. Ehrhart is also the President of Aon Re Services, Inc., a division of Aon Re Inc. that provides actuarial, financial advisory, tax planning, catastrophe modeling and other services. He is also a Managing Director of Aon Capital Markets, a division of Aon Securities Corporation that specializes in risk transfer securitizations and contingent capital products. Prior to joining Aon in 1994, Mr. Ehrhart practiced for eight years in public accounting at Coopers & Lybrand.

Committees of the Board of Directors

The Board of Directors presently has the following standing committees: Audit, Compensation, Investment, Nominating and Corporate Governance and Underwriting. Below is a description of the composition, activities and meeting information of each of the standing committees of the Board of Directors:

Audit Committee. The Audit Committee is comprised of Messrs. Baily, Cole and Spass and is chaired by Mr. Baily. The Board of Directors has determined that Mr. Baily is an “audit committee financial expert” as defined under the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee (i) reviews internal and external audit plans and findings, (ii) reviews accounting policies and controls, (iii) recommends the annual appointment of auditors, (iv) reviews risk management processes and (v) pre-approves the Company’s independent auditors’ audit and non-audit services. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached hereto as Appendix I and is available through the Company’s web site at www.endurance.com. The Audit Committee held 3 meetings during 2003.

Compensation Committee. The Compensation Committee is comprised of Messrs. Coslet, DiNovi, Ehrhart, Froland and Spass and is chaired by Mr. DiNovi. The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. The Compensation Committee held 3 meetings during 2003.

Investment Committee. The Investment Committee is comprised of Messrs. Baily, Bolinder, Cole and Perry and is chaired by Mr. Perry. The Investment Committee establishes investment guidelines and supervises the Company’s investment activity. The Investment Committee regularly monitors the Company’s overall investment results, reviews compliance with the Company’s investment objectives and guidelines, and ultimately reports the overall investment results to the Board of Directors. These guidelines specify minimum criteria on the overall credit quality and liquidity characteristics of the Company’s portfolio. They include limitations on the size of certain holdings as well as restrictions on purchasing certain types of securities or investing in certain industries. The Investment Committee held 3 meetings during 2003.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Coslet, DiNovi and Ehrhart and is chaired by Mr. Coslet. The Nominating and Corporate Governance Committee nominates candidates for positions on the board of directors and establishes and maintains the Company’s corporate governance policies. The Nominating and Corporate Governance Committee held 3 meetings during 2003.

Underwriting Committee. The Underwriting Committee is comprised of Messrs. Bolinder, Ehrhart, Froland and Perry and is chaired by Mr. Bolinder. The Underwriting Committee oversees the Company’s underwriting policies and approves any exceptions thereto. The Underwriting Committee held 3 meetings during 2003.

The Board of Directors has determined that each of the standing committees of the Board of Directors is comprised entirely of independent directors, as determined by the Board of Directors in accordance with the recently adopted New York Stock Exchange corporate governance rules and standards that will be effective for the Company as of the date of the Annual General Meeting (the “NYSE Corporate Governance Standards”). Each of these committees operates under a written charter adopted by the Board of Directors which is available on the Company’s web site at www.endurance.com.

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Director Nominee Process

In connection with each Annual General Meeting, and at such other times as it may become necessary to fill one or more seats on the Board of Directors, the Nominating and Corporate Governance Committee will consider in a timely fashion potential candidates for director that have been recommended by the Company’s Directors, Chief Executive Officer (the “CEO”) and other members of senior management, and shareholders. The Nominating and Corporate Governance Committee may also determine to engage a third-party search firm as and when it deems appropriate to identify potential candidates for its consideration. The procedures for submitting shareholder recommendations are explained below under “Submission of Shareholder Proposals for 2005.” The Nominating and Corporate Governance Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. During this process, the Nominating and Corporate Governance Committee also reports to and receives feedback from other members of the Board of Directors and meets with and considers feedback from the CEO and other members of senior management. Interviews of potential candidates for nomination are conducted by members of the Nominating and Corporate Governance Committee, other outside Directors, the CEO and other members of senior management. The final candidate(s) are nominated by the Board of Directors for election by the shareholders or named by the Board of Directors to fill a vacancy.

Pursuant to the terms of the Company’s amended and restated shareholders agreement, certain of the Company’s founding investors have the right to designate individuals to the Nominating and Corporate Governance Committee of the Board of Directors. See “Board of Director and Committee Designations under the Amended and Restated Shareholders Agreement” below for a more detailed discussion.

Board of Director and Committee Designations under the Amended and Restated Shareholders Agreement

Pursuant to the terms of the Company’s amended and restated shareholders agreement, certain of the Company’s founding investors have designated the following persons to the Nominating and Corporate Governance Committee of the board of directors who have subsequently been elected as directors and to committees of the Board of Directors:

•	David L. Cole, a member of the Board of Directors and a member of both the Audit Committee and the Investment Committee of the Board of Directors, is the Chairman, President and Chief Executive Officer of Virginia Surety Company, Inc., an affiliate of Aon Corporation;

•	Jonathan J. Coslet, a member of the Board of Directors and of the Compensation Committee, and Chairman of the Nominating and Corporate Governance Committee of the Board of Directors, is a senior partner of Texas Pacific Group;

•	Anthony J. DiNovi, a member of the Board of Directors, chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee of the Board of Directors, is a managing director of Thomas H. Lee Advisors, LLC, the general partner of Thomas H. Lee Partners, L.P.

•	Bryon G. Ehrhart, a member of the Board of Directors and a member of the Nominating and Corporate Governance Committee, the Compensation Committee and the Underwriting Committee of the Board of Directors, is the Executive Vice President of Aon Re Inc. and President of Aon Re Services, Inc., each of which are affiliates of Aon;

•	Charles G. Froland, a member of the Board of Directors and of the Compensation and Underwriting Committees of the Board of Directors, is Managing Director of GM Asset Management;

•	Richard C. Perry, a member of the Board of Directors, a member of the Underwriting Committee and the chairman of the Investment Committee of the Board of Directors, is the President and Chief Executive Officer of Perry Capital; and

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•	Robert A. Spass, a member of the Board of Directors and the Audit Committee and Compensation Committee of the Board of Directors, is Chairman of the Board of Directors of Capital Z Partners, Ltd., the general partner of Capital Z.

Another of the Company’s founding investors, Metro Center Investments Pte Ltd., has similar rights to designate one director to the Board of Directors and designated James R. Kroner to the Board of Directors.

Director Qualifications

The Nominating and Corporate Governance Committee seeks candidates for the Board of Directors who possess personal characteristics consistent with those who:

•	have demonstrated high ethical standards and integrity in their personal and professional dealings;

•	possess high intelligence and wisdom;

•	are financially literate (i.e., who know how to read a balance sheet, an income statement, and a cash flow statement, and understand the use of financial ratios and other indices for evaluating company performance);

•	ask for and use information to make informed judgments and assessments;

•	approach others assertively, responsibly, and supportively, and who are willing to raise tough questions in a manner that encourages open discussion; and/or

•	have a history of achievements that reflect high standards for themselves and others; while retaining the flexibility to select those candidates whom it believes will best contribute to the overall performance of the Board of Directors.

In addition, the Nominating and Corporate Governance Committee seeks candidates who will contribute specific knowledge, expertise or skills, in order to create a diversified and well rounded Board of Directors. The Nominating and Corporate Governance Committee therefore seeks candidates for the Board of Directors who have one or more of the following attributes:

•	a record of making good business decisions;

•	an understanding of management “best practices”;

•	relevant industry-specific or other specialized knowledge;

•	a history of motivating high-performing talent; and

•	the skills and experience to provide strategic and management oversight, and to help maximize the long-term value of the Company for its shareholders.

In evaluating any potential candidate, the Nominating and Corporate Governance Committee also considers independence and potential conflicts issues with respect to directors standing for re-election and other potential nominees, and whether any candidate has special interests that would impair his or her ability to effectively represent the interests of all shareholders. In addition, the Nominating and Corporate Governance Committee takes into account the candidates’ current occupations and the number of other boards on which they serve in determining whether they would have the ability to devote sufficient time to carry out their duties as directors.

In the case of current directors being considered for renomination, the Nominating and Corporate Governance Committee will also consider the director’s history of attendance at Board of Directors and committee meetings, the director’s tenure as a member of the Board of Directors and the director’s preparation for and participation in such meetings.

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Shareholders of the Company wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Assistant Secretary, Endurance Specialty Holdings Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. Submissions should include:

(i)	the name and address, as it appears in the Register, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	the name and address of each individual to be nominated;

(v)	any information relevant to a determination of whether the recommended candidate meets the criteria for Board of Directors membership described above;

(vi)	any information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under New York Stock Exchange Rule 303A.02(b), or, alternatively, a statement that the recommended candidate would not be so barred;

(vii)	all other information relating to the recommended candidate that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act including, without limitation, information regarding (1) the recommended candidate’s business experience, (2) the class and number of shares of capital stock of the Company, if any, that are beneficially owned by the recommended candidate and (3) material relationships or transactions, if any, between the recommended candidate and the Company’s management;

(viii)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(ix)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(x)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(xi)	if the recommending shareholder(s) has beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the SEC’s rules;

(xii)	the signed consent of any such nominee to serve as a Director, if so elected; and

(xiii)	the certification of any such nominee as to the accuracy and completeness of the information provided in such submission.

Non-Management Directors

The Board of Directors has adopted a policy of regularly scheduled executive sessions where non-management directors meet independent of management. Since all of the non-management directors have been deemed independent by the Board of Directors pursuant to the NYSE Corporate Governance Standards, all sessions of the non-management directors are also sessions of the Company’s independent directors. The non-management directors held 3 executive sessions during 2003. At each executive session, one of the non-management directors is elected by the directors attending that session as the presiding director.

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Shareholders of the Company and other interested parties may communicate their concerns to the Board of Directors or the non-management directors in accordance with the procedures described on the Company’s web site at www.endurance.com.

Attendance at Meetings by Directors

The Board of Directors conducts its business through its meetings and meetings of its committees. Each director is expected to attend each of the Company’s regularly scheduled meeting of the Board of Directors and its constituent committees on which that director serves and the Company’s Annual General Meeting of Shareholders. Three meetings of the Board of Directors were held in 2003. Ten of the Company's twelve directors during 2003 attended 75% or more of the meetings of the Board of Directors and meetings of all committees on which they served. Due to conflicting business commitments, Messrs. Coslet and Froland were unable to attend during 2003 75% or more of the meetings of the Board of Directors and meetings of all committees on which they served.

Director Independence

Under the NYSE Corporate Governance Standards, a majority of the Board of Directors (and each member of the Audit, Compensation and Nominating and Corporate Governance Committees) must be independent beginning on the date of the Annual General Meeting. The Board of Directors may determine a director to be independent if the director has no disqualifying relationship as defined in the NYSE Corporate Governance Standards and if the Board of Directors has affirmatively determined that the Director has no material relationship with the Company, either directly or as a shareholder, officer or employee of an organization that has a relationship with the Company that meets the standards as set forth by the NYSE and the Company. Independence determinations will be made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors between annual meetings, at such time.

Categorical Standards. To assist it in making its independence determinations, the Board of Directors has adopted categorical standards as set forth in the NYSE Corporate Governance Standards that it applies in determining the independence of each director. The Board of Directors also makes its determinations based on all relevant facts and circumstances. These categorical standards used in making determinations of independence state that:

1.	A director who is an employee, or whose immediate family member is an executive officer, of the Company or its affiliates is not independent until three years after the end of such employment relationship.

2.	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company or its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

3.	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or its affiliates is not "independent" until three years after the end of the affiliation or the employment or auditing relationship.

4.	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company's compensation committee is not “independent” until three years after the end of such service or the employment relationship.

5.	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the listed company for property or services in an amount which, in any single fiscal year, exceeds the greater

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of $1 million, or 2% of such other company’s consolidated gross revenues, is not "independent" until three years after falling below such threshold.

Independence Determination. The Board of Directors has determined, in accordance with the New NYSE Governance Standards, that all of the members of the Board of Directors and nominees for director, other than Kenneth J. LeStrange and James R. Kroner, are independent and have no material relationships with the Company.

Compensation of Directors

The annual compensation for the members of the board of directors who are not otherwise affiliated with the Company as employees or officers (each, a “Non-Employee Director”) is $50,000. The chairman of each committee of the board receives an additional $5,000 per annum. Compensation is paid in quarterly installments. Non-Employee Directors receive further compensation under the 2003 Non-Employee Director Equity Incentive Plan (the “Directors’ Plan”), which is designed to maintain the Company’s ability to attract and retain the services of experienced and highly qualified outside directors and to create a proprietary interest in the Company’s continued success. On the date of each annual general meeting of the Company, each of the Non-Employee Directors is awarded options to purchase 5,000 of the Company’s ordinary shares. These options become fully vested six months following the date of grant. The exercise price for the options is equal to the fair market value of the ordinary shares on the date of grant. As defined in the Directors’ Plan, the fair market value is the closing sales price for the ordinary shares on the principal national securities exchange upon which the ordinary shares are traded, or if the ordinary shares are not traded on a national securities exchange, an amount determined in good faith by the board of directors. The Directors’ Plan authorizes the issuance of up to 750,000 ordinary shares, subject to adjustment in certain circumstances.

Each of the Non-Employee Directors received an option to purchase 5,000 ordinary shares at the annual general meeting of the Company held in February 2003 at an exercise price of $22.14.

The Directors’ Plan also provides the Non-Employee Directors with the ability to receive all or a selected portion of their cash director fees in the form of restricted share units. The number of restricted share units credited to a Non-Employee Director’s account is determined based upon the fair market value of the ordinary shares at the time the cash compensation would otherwise have been paid to the Non-Employee Director. Each Non-Employee Director’s restricted share unit account is credited with additional restricted share units equal to the amount of any dividends which would have been payable on the restricted share units had they been converted into ordinary shares. The restricted share units are converted into ordinary shares and distributed to the Non-Employee Director after termination of such Non-Employee Director’s service with the Company.

Directors are reimbursed for out of pocket expenses incurred in connection with their services to the Company.

MANAGEMENT

Biographies of the current executive officers of the Company are set forth below, excluding those of Mr. LeStrange and Mr. Kroner, which are included above.

Thomas D. Bell, 49, has been President of Endurance Bermuda since March 2003. Previously, Mr. Bell was Executive Vice President, Reinsurance Operations of Endurance Bermuda from December 2001 until March 2003. Prior to joining the Company, Mr. Bell spent a total of 21 years at American Re Corporation beginning in 1978, where he was most recently Senior Vice President responsible for the Regional Middle Markets Marketing Group. During this time, he also held various posts within American Re, ranging from property, casualty and ocean marine treaty and facultative underwriter to Senior Vice President and Eastern Region Manager. From 1984 to 1986, he served as a property underwriter at North American Re Insurance Company and with the Hartford Insurance Company in various underwriting capacities from 1973 to 1978.

Mark W. Boucher, 44, has been Chief Executive Officer of Endurance Worldwide Insurance Limited (“Endurance U.K.”) since April 2002. He has over 20 years of commercial insurance experience. From 1998 to until joining the Company in January 2002, Mr. Boucher was head of Royal & SunAlliance’s London based commercial

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insurance operations. Prior to that, Mr. Boucher was Chief Operating Officer of Alexander Howden, where he served for 13 years.

Steven W. Carlsen, 47, has been the President of Endurance Services and the Chairman of Endurance Reinsurance Corporation of America (“Endurance U.S.”) since January 2004. From the Company’s formation until November 2002, Mr. Carlsen was the Company’s Chief Underwriting Officer. From November 2002 until the creation of Endurance Services, Mr. Carlsen served as President of Endurance U.S. Mr. Carlsen began his career as a property facultative underwriter in 1979 and later as a treaty account executive for Swiss Reinsurance Company. He joined NAC Re in 1986, ultimately heading their Property and Miscellaneous Treaty Department (which included aviation, marine, surety and finite business). He managed NAC Re’s retrocessions and was involved in the formation of their U.K. company. In 1994, Mr. Carlsen left NAC Re to join CAT Limited as their Chief Underwriter-North America and in 1997 was co-founder of CAT Limited’s finite insurer, Enterprise Re. From 1999 until he joined the Company in 2001, Mr. Carlsen worked with three of Morgan Stanley Private Equity’s insurance ventures, including Response Insurance and Homesite Insurance in the United States and The Underwriter Insurance Company Ltd. in the United Kingdom.

David S. Cash, 38, has been the Company’s Chief Actuary/Chief Risk Officer since December 2001. Mr. Cash joined the Company from Centre Solutions Ltd. in Bermuda where he was a Vice President focused on structured finance and insurance programs since 1996. Mr. Cash was a member of the board of directors of Centre Life Finance – Centre Solutions’ senior settlement financing company. From 1993 to 1996, Mr. Cash was Vice President and Underwriter at Zurich Re Centre. Prior to Zurich Re, Mr. Cash served as a consulting actuary at Tillinghast-Towers Perrin in New York. Mr. Cash received an Msc. in mathematics from Oxford University, which he attended as a Rhodes Scholar. Mr. Cash is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries and is a native of Bermuda.

John V. Del Col, 42, has been the Company’s General Counsel since January 2003. From October 1999 until January 2003, Mr. Del Col served as Executive Vice President, General Counsel, and Secretary of Trenwick Group Ltd. and its predecessor company, Trenwick Group Inc., a property and casualty reinsurer. Mr. Del Col was Vice President, General Counsel, and Secretary of Chartwell Re Corporation, a property and casualty reinsurer, from January 1998 until its merger with and into Trenwick Group Inc. in October 1999. From July 1994 until December 1997, Mr. Del Col was the Deputy General Counsel and Assistant Secretary at MeesPierson Holdings Inc., a Dutch merchant bank. From November 1991 until July 1994, Mr. Del Col was an associate in the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P. Prior thereto, Mr. Del Col was an associate in the law firm of Sullivan & Cromwell.

William M. Jewett, 46, has been President of Endurance U.S. since January 2004. Mr. Jewett joined the Company in December 2002 from Converium Reinsurance (North America) where he was Chief Underwriter of Risk Strategies, the non-traditional reinsurance underwriting division. He had responsibility for the underwriting, marketing, planning and overall management of Converium’s non-traditional reinsurance business. While at Converium, Mr. Jewett also had responsibility for general casualty and workers’ compensation treaty underwriting, and was a member of the company’s board of directors. Prior to Converium, Mr. Jewett was responsible for underwriting and marketing in the U.S. for Centre Reinsurance Company of New York. He started his career at Prudential Re, and spent eight years in management at NAC Re, where he served as Vice President and Manager of the Casualty Treaty department. Mr. Jewett holds an A.B., magna cum laude, from Harvard University and an M.B.A. from the Wharton School of the University of Pennsylvania.

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COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following Summary Compensation Table sets forth, for the years ended December 31, 2003 and 2002 and the period ended December 31, 2001, the compensation for services in all capacities earned by the Company’s Chief Executive Officer and its next most highly compensated executive officers. Mr. Boucher’s compensation amounts are converted into U.S. dollars at a rate of £1=$1.60.

Name and Principal Position					Securities
				Other Annual	Underlying	All Other
				Compensation	Options/SARs	Compensation
	Year	Salary	Bonus (1)	(2)	(1) (3)	(4)

Kenneth J. LeStrange	2003	900,000	1,100,000	151,759	45,637	26,333
Chairman of the Board of	2002	900,000	1,000,000	328,691	—	23,979
Directors, President and Chief	2001	37,500	2,500,000	—	1,094,092	—
Executive Officer

Steven W. Carlsen	2003	600,000	900,000	—	20,536	18,000
Chairman,	2002	600,000	900,000	—	—	1,553
Endurance U.S.	2001	25,000	—	—	437,637	—
President,
Endurance Services

James R. Kroner	2003	500,000	750,000	88,621	17,114	24,168
Chief Financial Officer	2002	500,000	750,000	125,808	—	21,672
	2001	16,438	—	—	364,697	—

Mark W. Boucher	2003	657,600	153,424	—	3,423	27,952
Chief Executive Officer,	2002	640,000	197,260	—	150,000	26,864
Endurance U.K.

John V. Del Col	2003	342,462	360,000	74,386	25,000	11,571
General Counsel

(1)	A portion of each named executive officer’s 2002 and 2003 bonus payment was made in the form of restricted share units. Mr. LeStrange received 100% of his 2002 bonus and 50% of his 2003 bonus in the form of restricted share units. Messrs. Carlsen, Kroner and Del Col received 50% of their 2002 and 2003 bonuses in the form of restricted share units. Mr. Boucher received 25% of his bonus for 2002 and 50% of his bonus for 2003 in the form of restricted share units. The restricted share units issued in lieu of the 2002 bonus are forfeitable only upon violation of a non-competition restriction and become transferable in equal thirds on March 1, 2004, March 1, 2005 and March 1, 2006. The restricted share units issued in lieu of the 2003 bonus are forfeitable only upon violation of a non-competition restriction and become transferable in equal quarters on March 1, 2005, March 1, 2006, March 1, 2007 and March 1, 2008. Any dividends credited in the form of restricted share units become transferable on the last transfer date.

(2)	Other Annual Compensation in 2003 includes: (i) housing expenses for Mr. LeStrange in the amount of $71,262 and tax reimbursement payments for Mr. LeStrange in the amount of $60,282, (ii) housing expenses for Mr. Kroner in the amount of $52,024 and tax reimbursement payments for Mr. Kroner in the amount of $27,745 and (iii) housing expenses for Mr. Del Col in the amount of $42,967 and tax reimbursement payments for Mr. Del Col in the amount of $27,509. Other Annual Compensation in 2002 includes (i) relocation expenses for Mr. LeStrange in the amount of $189,707 and (ii) housing expenses for Mr. Kroner in the amount of $107,352.

(3)	For the named executive officers other than Mr. Del Col, represents options granted in respect of compensation in 2001 and 2002 and restricted share units granted in 2003 in lieu of a portion of the named executives’ annual bonuses earned in 2002. For Mr. Del Col, represents options granted in respect of compensation in 2003.

(4)	These amounts represent the following:

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		Premium Payments
		for Group Term	Pension Plan
		Life Insurance	Contributions

Kenneth J. LeStrange	2003	$2,100	$24,233
	2002	2,100	21,879
Steven W. Carlsen	2003	—	18,000
	2002	—	1,553
James R. Kroner	2003	—	24,168
	2002	—	21,672
Mark W. Boucher	2003	2,864	25,088
	2002	2,864	24,000
John V. Del Col	2003	771	10,800

The compensation reported for the executive officers named above for 2001 reflects the period beginning upon their commencement of employment with the Company and ending on December 31, 2001.

Employment Contracts

The following information summarizes the employment agreements for the Company’s Chief Executive Officer and the other named executive officers who were the most highly compensated for the year ended December 31, 2003.

Kenneth J. LeStrange. The Company entered into an employment agreement with Mr. LeStrange that commenced as of December 14, 2002. Mr. LeStrange’s employment agreement was amended and restated on February 27, 2003 and extends through December 14, 2006. Under the agreement Mr. LeStrange serves as Chairman, President and Chief Executive Officer and receives an annual base salary of no less than $900,000 and an annual incentive bonus opportunity not to exceed 150% of his salary, and is eligible to receive a pro rata annual bonus in respect of any periods following the effectiveness of the agreement during which Mr. LeStrange continues to perform services for the Company. The agreement requires the Company to provide medical and dental coverage for Mr. LeStrange and his eligible dependents, a suitable pension plan under Bermuda law at a level no less than that which the Company provides to its other senior executive officers, as well as participation in any other employee benefit and compensation plans made generally available to the Company’s executives, including insurance benefits. The agreement further provides that Mr. LeStrange is entitled to travel in a private aircraft or receive reimbursement for first class air accommodations in connection with required business travel and to participate in an air travel club. Mr. LeStrange is entitled to receive reimbursement for reasonable expenses incurred during the course of his employment, a housing allowance of up to $200,000 per annum, a tax gross-up for any United States income, employment and payroll taxes he incurs by virtue of the housing allowance or private aircraft travel, and reimbursement for the dues and reasonable business-related expenses for membership in a country club.

On August 22, 2003, Mr. LeStrange purchased 50,000 ordinary shares of the Company for an aggregate purchase price of $1,000,000, pursuant to the terms of the employment agreement between the Company and Mr. LeStrange. These shares are not forfeitable. The agreement provides that 100,000 ordinary shares previously purchased by Mr. LeStrange will be forfeited if, prior to December 14, 2006, the Company terminates Mr. LeStrange’s employment for cause, as defined in the agreement, or Mr. LeStrange voluntarily terminates his employment without good reason (as defined in the agreement). The agreement provides a revised vesting schedule for the stock options previously granted to Mr. LeStrange to purchase 1,094,092 ordinary shares at a price of $20 per share. The option became vested with respect to 20% of the ordinary shares covered thereby as of January 1, 2003 and an additional 20% of the ordinary shares covered thereby on December 14, 2003 and will become vested with respect to an additional 20% of the ordinary shares covered thereby on each of December 14, 2004, December 14, 2005 and December 14, 2006. The option becomes fully vested and exercisable upon a change in control (as defined in the agreement).

If Mr. LeStrange’s employment ends as a result of his death or disability, the agreement provides that Mr. LeStrange (or, in the case of Mr. LeStrange’s death, the executor, personal representative or administrator of his estate) is entitled to: (i) any accrued base salary, unreimbursed expenses, earned but unpaid bonus and accrued vacation, (ii) payment of base salary in accordance with the Company’s executive payroll policy through December 14, 2006, (iii) pro rata vesting of his option through the date of termination and exercisability for eighteen months

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thereafter and (iv) the continuation through December 14, 2006 of medical, dental, pension and other benefits generally available to the Company’s executives.

If the Company terminates Mr. LeStrange’s employment for cause (as defined in the agreement), or if he terminates his employment without good reason (as defined in the agreement), his previously granted options terminate, and he is entitled to (i) payment of any accrued base salary, unreimbursed expenses and accrued vacation and (ii) payment of any benefits to which he was entitled as of the date of his termination of employment under the Company’s applicable employee benefit plans.

If the Company terminates Mr. LeStrange’s employment without cause or if he terminates his employment with good reason, he is entitled to (i) payment of any accrued base salary, unreimbursed expenses and accrued vacation, (ii) payment of any benefits to which he was entitled as of the date of his termination of employment under the Company’s applicable employee benefit plans, (iii) payment of any unpaid annual bonus which has been allocated or awarded in respect of a completed fiscal year, (iv) continued payment of his base salary through the earlier of December 14, 2006 or the second anniversary of his termination of employment (subject to offset by any salary earned from a subsequent employer relating to period ending with such earlier date) (the “Severance Period”), subject to acceleration into one lump sum payment in the event of a change in control, (v) continuation during the Severance Period of employee benefits similar to those provided to Mr. LeStrange and his eligible dependents immediately prior to the date of his termination of employment (subject to offset by any benefits of the same type received by or made available to him) and (vi) continued vesting of his previously granted options during the Severance Period and the continued exercisability of such options for a period of one month thereafter.

Any payments or benefits the Company provides to Mr. LeStrange which are contingent on the occurrence of a change in control are subject to a cap to the extent they would result in the application of any excise tax under section 4999 of the Internal Revenue Code, but only if the application of such cap would cause Mr. LeStrange to be in a better after-tax position than he would be, absent the application of such cap. Under the agreement, the Company is required to indemnify Mr. LeStrange under its directors’ and officers’ liability insurance policy and to pay Mr. LeStrange all reasonable legal fees incurred by him in connection with the preparation of the agreement as well as his attempt to enforce any right afforded to him thereunder.

Mr. LeStrange is subject to certain non-competition and non-solicitation requirements while he is employed, and also during the following post-employment periods: (i) in the event the Company terminates Mr. LeStrange’s employment without cause or Mr. LeStrange voluntarily terminates his employment with good reason, the requirements apply for the duration of the Severance Period and (ii) otherwise, the requirements apply for the one year period immediately following his termination of employment. Mr. LeStrange is also subject to ongoing confidentiality requirements.

Executive Officers. The Company entered into a one-year employment agreement with Mr. Kroner with an employment term that commenced in January 2003. Endurance U.K. entered into a one-year employment agreement with Mr. Boucher with an employment term that commenced in January 2003. Endurance U.S. entered into a one-year employment agreement with Mr. Carlsen with an employment term that commenced in December 2003. Each of Messrs. Kroner, Boucher and Carlsen has agreed to an extension of their current employment agreements until April 30, 2004, pending completion of new employment agreements with these executives. The following descriptions reflect the terms of these agreements.

Steven W. Carlsen. Under Mr. Carlsen’s agreement, Mr. Carlsen originally agreed to serve as President of Endurance U.S. Mr. Carlsen now serves as Chairman of Endurance U.S. and President of Endurance Services. Mr. Carlsen receives an annual base salary of $600,000 and may receive an annual incentive bonus not to exceed 150% of his salary. In addition, Endurance U.S. is required to provide medical and dental coverage for Mr. Carlsen and his eligible dependents, a suitable pension plan under New York and United States federal law, as well as participation in any other employee benefit plan made generally available to the Company’s executives. Mr. Carlsen is also entitled to be reimbursed for other reasonable expenses incurred during the course of his employment.

If at the end of Mr. Carlsen’s agreement, Mr. Carlsen is offered further employment with the Company but does not accept such offer, Mr. Carlsen’s stock options will be treated as if his employment had continued through December 17, 2006. Following such date, these options will remain exercisable through and including December 17, 2007 and, to the extent not exercised during such period, will terminate.

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If Mr. Carlsen’s employment ceases as a result of his death or disability, Mr. Carlsen’s agreement automatically terminates, and Mr. Carlsen (or in the case of Mr. Carlsen’s death, his heirs, executors and administrators) is entitled to: (i) any accrued base salary; (ii) the continuation until December 17, 2006 of any medical, dental and pension and any other employee benefits to which he was entitled at the time of his termination of employment; (iii) payment of base salary in accordance with Endurance U.S.’s executive payroll policy through December 17, 2006; (iv) vesting of his stock options as if his employment had continued through December 17, 2006 and the right to exercise them through December 17, 2007; and (v) other ancillary benefits.

If Endurance U.S. terminates Mr. Carlsen’s employment as a result of serious misconduct, all of the Company’s obligations cease, and Mr. Carlsen will be entitled to receive accrued salary and other ancillary benefits.

If, at the expiration of the term of Mr. Carlsen’s agreement, or any subsequent employment agreements, Endurance U.S. does not offer Mr. Carlsen employment under an agreement with terms at least as favorable to Mr. Carlsen as his current agreement, Mr. Carlsen will enter into a non-solicitation agreement that will remain in effect until December 17, 2006 and will receive Non-Solicitation Payments until December 17, 2006. In addition, Mr. Carlsen’s stock options will vest as if he had remained employed until December 17, 2006 and will remain exercisable through December 17, 2007. The obligation to continue to provide base salary during this period would be reduced by the amount of any salary, bonus or other compensation Mr. Carlsen receives from another employer during that period.

Finally, if Mr. Carlsen voluntarily terminates his employment, he is entitled to accrued base salary, the continuation of any health, medical and pension benefits in accordance with the terms of the applicable plans and programs and vesting of his stock options as if his employment had continued through December 17, 2006. Following such date, these options will remain exercisable through and including December 17, 2007. To the extent not exercised during such period, the options will terminate.

Mr. Carlsen is also subject to non-competition provisions during the term of the agreement, a one-year post-employment covenant not to solicit employees or customers and ongoing confidentiality requirements.

Mr. Carlsen is entitled to be indemnified from any claim, loss, damage or expense arising from the performance of his duties as an officer or director to the extent permitted by law and Endurance U.S. by-laws.

James R. Kroner. Under Mr. Kroner’s employment agreement, Mr. Kroner agreed to serve as Chief Financial Officer of the Company and receives an annual base salary of $500,000 and may receive an annual incentive bonus not to exceed 150% of his salary. Mr. Kroner is entitled to reasonable relocation expenses upon the termination of his employment for any reason other than serious misconduct, a housing allowance of up to $100,000 per year, and a tax gross-up for U.S. income taxes related to the housing allowance. The remaining material terms of Mr. Kroner’s agreement are substantially identical to Mr. Carlsen’s agreement.

Mark W. Boucher. Under Mr. Boucher’s employment agreement, Mr. Boucher agreed to serve as Chief Executive Officer of Endurance U.K. and receives an annual base salary of £400,000 (increased to £411,000 in 2003) and may receive an annual incentive bonus not to exceed 100% of his salary. The remaining material terms of Mr. Boucher’s agreement are substantially identical to Mr. Carlsen’s agreement.

Option / SAR Grants in the Last Year

No options to purchase ordinary shares were granted to the Company’s named executive officers during the year ended December 31, 2003. In accordance with the terms of the options granted to the named executive officers, the per share exercise price of such options decreased by $0.32, reflecting the aggregate amount of dividends paid by the Company on its common shares in 2003.

A portion of the 2002 bonus payments were made in the form of restricted share units on March 1, 2003. Mr. LeStrange received 100% of this bonus in the form of restricted share units. Messrs. Carlsen and Kroner received 50% of their bonuses in the form of restricted share units. Messrs. Bell and Cash received 25% of their bonuses in the form of restricted share units.

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The following table sets forth information concerning the number and potential realizable value of the restricted share units granted to each of the named executive officers during the year ended December 31, 2003:

	Number of Securities Underlying SARs Granted	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option/SAR Term
Name					0% ($)	5% ($)	10% ($)

Kenneth J. LeStrange	45,637	15.2%	$0.00	March 1, 2006	$1,014,509	$1,174,421	$1,350,312
Steven W. Carlsen	20,536	6.8%	0.00	March 1, 2006	456,509	528,467	607,614
James R. Kroner	17,114	5.7%	0.00	March 1, 2006	380,411	440,408	506,367
Mark W. Boucher	3,423	1.1%	0.00	March 1, 2006	76,090	88,084	101,276
John V. Del Col	25,000	8.3%	21.79	January 14, 2013	0	350,590	876,191

Aggregated Option/SAR Exercises in the Last Fiscal Year and Year-End Option/SAR Values

The following table sets forth information concerning the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) held by each of the named executive officers as of December 31, 2003:

	Number of Shares Underlying Unexercised Options and Restricted Share Units at 2003 Year-End		Value of Unexercised In-the-Money Options and Restricted Share Units at 2003 Year-End (1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Kenneth J. LeStrange	437,636	702,093	$6,070,011	$10,636,166
Steven W. Carlsen	262,581	195,592	3,641,998	3,117,010
James R. Kroner	218,817	162,993	3,034,992	2,597,516
Mark W. Boucher	60,000	93,423	832,200	1,363,142
John V. Del Col	5,000	23,993	60,400	375,565

(1)	The value of unexercised in-the-money options at 2003 year-end has been calculated by multiplying the difference between the exercise price per share and the closing share price at December 31, 2003 by the number of shares underlying options. The value of unexercised in-the-money restricted share units at 2003 year-end has been calculated by multiplying the closing share price at December 31, 2003 by the number of restricted share units.

No compensation intended to serve as an incentive for performance to occur over a period longer than one year was paid to any of the executive officers named above during 2001 pursuant to a long-term incentive plan.

2002 Amended and Restated Stock Option Plan. In February 2003 the Board of Directors and shareholders approved an amendment and restatement of the Endurance Specialty Holdings Ltd. 2002 Amended and Restated Stock Option Plan (the “2002 Option Plan”). The Company’s employees and officers, as well as employees and officers of the Company’s subsidiaries, in each case, who are selected by the Compensation Committee of the Board of Directors or its designee, are eligible to participate in the 2002 Option Plan. The purpose of the 2002 Option Plan is to provide a means through which the Company and its subsidiaries, as applicable, may attract able persons to enter and remain in the Company and its subsidiaries’ employ, and to provide a means whereby those employees upon whom the responsibilities of the Company’s successful administration and management rest, and whose present and potential contributions to the Company’s welfare are of importance, can acquire and maintain share ownership, thereby strengthening their commitment to the Company’s welfare and that of the subsidiaries, and promoting an identity of interests between the Company’s shareholders and those employees. The 2002 Option Plan authorizes the issuance of options, tandem share appreciation rights, stand-alone share appreciation rights, restricted shares, phantom shares, share bonuses or other equity incentive awards covering up to 4,986,975 ordinary shares, subject to adjustment in certain circumstances. At December 31, 2003, options to purchase 3,436,881 ordinary shares were outstanding.

Options may be either “Incentive Stock Options” as that term is defined in Section 422 of the Code, or options which do not qualify as Incentive Stock Options (“Non-Qualified Stock Options”). An Incentive Stock Option must expire within ten years from the date it is granted (five years in the case of options granted to holders of

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more than 10% of the Company’s shares). Incentive Stock Options are not exercisable until one year after the date of grant. The exercise price of an Incentive Stock Option must be at least equal to the fair market value of the shares on the date such Incentive Stock Option is granted (110% of fair market value in the case of options granted to holders of more than 10% of the Company’s shares) and may be paid in cash, in shares valued at their then fair market value or by such other means as the Compensation Committee may prescribe. In addition, the Company may grant Non-Qualified Stock options, the exercise price of which may be below, equal to or above the fair market value of the Company’s shares on the date of grant.

     In addition to Incentive Stock Options and Non-Qualified Stock Options, the Company may grant reload options in the event a participant, while in the Company’s employ, exercises an option by the delivery of shares which the participant has held for a period of at least six months, or in the event a participant’s tax withholding obligations upon the exercise of options are satisfied by the participant’s delivery of shares or by the Company withholding shares. Such reload options entitle the participant to purchase that number of shares equal to the number of shares so delivered to, or withheld by, the Company, provided that the total number of shares covered by reload options may not exceed the number of shares subject to the original option. The exercise price per share subject to reload options will be the fair market value of a share on the date such reload option is granted, and the duration or reload options will be no longer than ten years from the date of grant of the underlying option to which the grant of the reload option relates. Other specific terms and conditions applicable to reload options will be determined by the Compensation Committee.

     The Compensation Committee may grant a share appreciation right in connection with all or any portion of an option as well as independent of any option grant. A share appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. The excess amount will be payable in ordinary shares, in cash or in a combination thereof, as determined by the Compensation Committee.

     The Compensation Committee may grant restricted shares, phantom shares, share bonuses or other equity incentive awards as payment of a bonus, as payment of any other compensation obligation, upon the occurrence of a special event or as otherwise determined by the Compensation Committee. Vesting and restrictions on the ability to exercise such equity incentive awards may be conditioned upon the achievement of one or more goals relating to completion of service by the participant or the achievement of one or more financial goals by the Company, as determined by the Compensation Committee in its discretion. Recipients of restricted shares may have voting rights and may receive dividends on the granted shares prior to the time the restrictions lapse.

     In the event of a “Change in Control” of the Company (as defined in the 2002 Option Plan), equity incentive awards issued and outstanding under the 2002 Option Plan shall immediately vest and become either immediately exercisable or payable in cash.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans
approved by security holders	3,581,768	$19.15	2,143,207
Equity compensation plans not
approved by security holders	—	—	—

Total	3,581,768	$19.15	2,143,207

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the U.S. Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

     The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. The Compensation Committee is comprised of five non-employee members of the board of directors (listed below). After reviewing the qualifications of the current members of the Compensation Committee, and any relationships they may have with the Company that might affect their independence from the Company, the board of directors has determined that each current Compensation Committee member is “independent” as that concept is defined in the applicable rules of the NYSE. The board of directors appointed the undersigned directors as members of the Compensation Committee and adopted a written charter setting forth the procedures, authority and responsibilities of the Compensation Committee.

Overview

     The Company’s compensation policies are designed with the goal of maximizing shareholder value over the long term. In order to accomplish this objective, the Compensation Committee believes that the Company’s compensation must (i) be competitive with other quality companies in its industry in order to attract, motivate and retain the talent needed to lead and grow the Company’s businesses, (ii) provide a strong incentive for the Company’s key executives to achieve the Company’s goals, (iii) be based upon the performance of the Company, the business and the individual and (iv) make proper and prudent use of the Company’s resources. To assist the Compensation Committee in accomplishing its goals, the committee has engaged an independent executive compensation consulting firm, which is directly accountable to the committee.

     The Compensation Committee met in executive session in February 2004 to review the Company’s performance and the performance of the Chief Executive Officer and the Company’s other senior executives, including the Named Executive Officers. The Compensation Committee advised the Board with respect to all compensation determinations for these executives. Further, the Compensation Committee regularly updates the Board on key compensation matters.

     The Compensation Committee reviewed a variety of factors, including historical and projected Company performance, in determining executive compensation. In the course of this review, the Compensation Committee considered the Company’s long-term compensation goals, the Company’s financial performance and the compensation practices of other insurers and reinsurers. The Compensation Committee has arrived at total compensation for each of the Company’s executive officers that it believes is appropriate for the Company’s performance and each officer’s individual contribution to the Company’s overall performance.

Components of Compensation

     The Company’s compensation program combines three components: (i) base salary, (ii) annual incentive compensation and (iii) long-term incentive compensation in the form of options, restricted share units and share ownership. In determining the proper amount for each compensation component, we review the compensation paid for similar positions at comparable companies based in Bermuda, the United States and the United Kingdom. The Compensation Committee is aware of the unique circumstances which relate to the attraction and retention of superior executives in Bermuda, and has designed a compensation program to achieve that result, while at the same time implementing integrated compensation policies for its employees in differing geographic locations.

     Base Salary. Salary is paid for ongoing performance throughout the year. Base salaries for the Company’s executives are targeted in the second highest quartile of base salaries paid for similar positions at a comparative group of companies. The base salaries of individual executives can and do vary from this salary benchmark based on such factors as individual performance, potential for future advancement, specific job responsibilities and length of time in their current position.

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     Annual Incentive Compensation. Annual incentive compensation is paid in February for the prior year’s performance and is based upon the Company’s evaluation of each executive’s individual performance in the prior year, in the context of the Company’s assessment of the overall performance of the Company and the executive’s business unit. This includes an assessment of the executive’s contribution to the achievement of underwriting results, financial performance and other key goals we established for the Company during the prior year.

     Stock Options. Stock options under the shareholder-approved Amended and Restated 2002 Stock Option Plan have been awarded to new hires and continuing employees who are expected to or have demonstrated a capacity for contributing in a substantial way to the success of the Company. We consider stock options, when issued with an appropriate vesting period, to be an effective performance incentive and retention device for executives. Stock options are granted with an exercise price equal to the closing share price on the date of grant. As a result, the executive receives gains only when the value of the Company’s ordinary shares rises for all shareholders.

     Each stock option issued by the Company permits the executive, for a period of ten years, to purchase a number of the Company’s ordinary shares from the Company at the market price of the Company’s ordinary shares on the date of grant, less any dividends paid by the Company between the date of grant and the date of exercise. Stock options granted by the Company become exercisable in five equal annual installments.

     Restricted Share Units. We grant restricted share units (“RSUs”) from time to time to new hires and the Company’s continuing executives. We also deliver to executives a fixed portion, ranging from 0% up to 50%, of each executive’s annual incentive compensation in the form of RSUs. Each RSU vests and becomes automatically exercised in three to five annual installments. Dividends paid on ordinary shares while the RSUs are outstanding are credited in the form of additional RSUs, which vest and are automatically exercised with the last annual installment of the RSU. RSU’s can be settled in ordinary shares or cash, at the discretion of the Compensation Committee at the time of settlement.

Chief Executive Officer Compensation

     The compensation of Kenneth J. LeStrange, the Company’s Chairman, President and Chief Executive Officer, was determined by the Compensation Committee in accordance with the compensation principles and plans discussed in this report. In setting the compensation for the CEO, the Compensation Committee received an analysis prepared by an independent compensation consultant retained by the Compensation Committee. This analysis covered the compensation of CEOs in a comparative group of companies. The analysis reviewed the compensation paid to other CEOs, including base salary, annual incentive awards and long-term incentive awards. The analysis also reviewed the financial performance and total shareholder return of the Company. The elements of Mr LeStrange’s compensation and the performance basis for his compensation were determined by the Compensation Committee acting in executive session without the presence of any Company employee and are discussed below.

     Base Salary. Mr. LeStrange’s base salary of $900,000 per annum was established by the employment agreement entered into upon his joining the Company in December 2001. Mr. LeStrange did not receive an increase in base salary in 2003 or 2004.

     Annual Incentive Compensation. Mr. LeStrange’s annual incentive compensation award for 2003 was $1,100,000. In accordance with the Company’s policy, 50% of Mr. LeStrange’s annual incentive compensation award for 2003, or $550,000, will be delivered in the form of RSUs, which will vest and be automatically exercised in four equal annual installments following the date of grant.

     Long-Term Incentive Compensation. Other than the receipt of 50% of his 2003 annual incentive compensation in the form of RSUs as described above, Mr. LeStrange was not granted any long-term incentive compensation in or in respect of 2003.

     Summary. Mr. LeStrange’s compensation was determined based upon the same measures used for other members of senior management of the Company, including the Company’s underwriting performance and the achievement of certain strategic, financial and operational goals in 2003. The Compensation Committee believes Mr. LeStrange’s total compensation package described above is competitive with that of other CEOs of similar sized companies with similar performance.

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     The Compensation Committee is comprised of the following members:

     Jonathan J. Coslet
     Anthony J. DiNovi
     Bryon G. Ehrhart
     Charles G. Froland
     Robert A. Spass

Compensation Committee Interlocks and Insider Participation

     During 2003, Messrs. Coslet, DiNovi, Ehrhart, Froland and Spass served on the Compensation Committee. None of these individuals has ever served as an employee or officer of the Company.

SECURITY OWNERSHIP OF MORE THAN 5%

     The following table summarizes the beneficial ownership of each person or group who owned, to the Company's knowledge, more than 5% of the Company's ordinary shares outstanding.

Name and Address of Beneficial Owner (1)	Number of
	Shares (2)	Percentage

Aon Corporation (3)	14,155,832	20.8%
Capital Z Financial Services Fund II, L.P.(4)	5,593,168	8.5%
Perry Corp.(5)	4,675,604	7.3%
Thomas H. Lee related entities (6)	8,641,489	13.4%
Texas Pacific Group (7)	8,636,489	13.4%

(1)	The address for each beneficial owner is listed in the relevant footnote.

(2)	Includes the outstanding ordinary shares and assumes full conversion into ordinary shares of all outstanding class A shares and the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vested at March 10, 2004 with respect to each shareholder.

The Company’s Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company’s ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See “Voting Rights and Solicitation of Proxies – Voting at the Annual General Meeting.”

(3)	Includes 379,851 ordinary shares held by Aon Corporation; 1,769,471 ordinary shares and warrants exercisable for 783,035 ordinary shares held by Combined Insurance Company of America; 75,000 ordinary shares and warrants exercisable for 27,065 ordinary shares held by Combined Life Assurance Company of Europe Limited; 115,000 ordinary shares and warrants exercisable for 41,495 ordinary shares held by London General Insurance Company Limited; 150,000 ordinary shares and warrants exercisable for 54,125 ordinary shares held by Resource Life Insurance Company; 100,000 ordinary shares and warrants exercisable for 36,085 ordinary shares held by Sterling Life Insurance Company, Inc.; and 7,467,310 ordinary shares and warrants exercisable for 3,157,395 ordinary shares held by Virginia Surety Company, Inc. The address of the beneficial owner is 200 East Randolph Street, Chicago, Illinois 60601.

(4)	Includes 3,524,787 ordinary shares held by Capital Z Financial Services Fund II, LP; 18,781 ordinary shares held by Capital Z Financial Services Private Fund II, LP; and warrants exercisable for 2,049,600 ordinary shares held by Capital Z Investments, LLC, an affiliate of the management company of Capital Z. The sole general partner of Capital Z Financial Services Fund II and Capital Z Financial Services Private Fund II is Capital Z Partners, L.P. The sole general partner of Capital Z Partners, L.P. is Capital Z Partners, Ltd. No individual has voting or investment power over the securities held of record by Capital Z. The principal

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business address of each of these entities is 54 Thompson Street, New York, New York 10012. Capital Z disclaims beneficial ownership of the warrants held by Capital Z Investments.

(5)	Includes 3,422,318 ordinary shares and vested options exercisable to purchase 3,650 ordinary shares held by Perry Partners International, Inc., and 1,248,286 ordinary shares and vested options exercisable to purchase 1,350 ordinary shares held by Perry Partners, L.P. The address of the beneficial owner is 599 Lexington Avenue, 36th Floor, New York, New York 10022. Richard Perry has voting and investment power over the securities beneficially owned by Perry Corp.

(6)	Includes vested options exercisable to purchase 5,000 ordinary shares held by THL Advisors (Alternative) V, L.P.; 6,235,361 ordinary shares and warrants exercisable for 421,665 class A shares held by Thomas H. Lee (Alternative) Fund V, L.P.; 1,617,824 shares and warrants exercisable for 109,405 class A shares held by Thomas H. Lee (Alternative) Parallel Fund V, L.P.; 85,918 ordinary shares and warrants exercisable for 5,810 class A shares held by Thomas H. Lee (Alternative) Cayman Fund V, L.P.; 12,409 ordinary shares and warrants exercisable for 840 class A shares held by US Bank, N.A. (successor to State Street Bank and Trust Company), not personally, but solely as Trustee under the 1997 Thomas H. Lee Nominee Trust; 9,990 ordinary shares and warrants exercisable for 675 class A shares held by Thomas H. Lee Investors Limited Partnership; 41,863 ordinary shares and warrants exercisable for 2,825 class A shares held by Putnam Investments Employees’ Securities Co. I LLC; 37,377 ordinary shares and warrants exercisable for 2,530 class A shares held by Putnam Investments Employees’ Securities Co. II LLC; and 48,702 ordinary shares and warrants exercisable for 3,295 class A shares held by Putnam Investments Holdings, LLC. The address for the Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P. and Thomas H. Lee (Alternative) Cayman Fund V, L.P. is c/o Walkers, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands. The address for the 1997 Thomas H. Lee Nominee Trust and Thomas H. Lee Investors Limited Partnership is 75 State Street, Boston, Massachusetts 02109. The address for Putnam Investments Employees’ Securities Company I, LLC, Putnam Investments Employees’ Securities Company II, LLC and Putnam Investments Holdings LLC is One Post Office Square, Boston, Massachusetts 02109. No individual at THL has voting or investment control over the shares owned of record by Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P. and Thomas H. Lee Investors Limited Partnership. Thomas H. Lee has voting and investment control over shares owned of record by US Bank, N.A. as Trustee under the 1997 Thomas H. Lee Nominee Trust. No individual at Putnam Investments has voting or investment control over shares owned of record by Putnam Investments Employees’ Securities Co. I LLC, Putnam Investments Employees’ Securities Co. II LLC and Putnam Investments Holdings, LLC (collectively, the “Putnam Investors”).

(7)	Includes 127,174 ordinary shares and warrants exercisable for 11,465 class A shares held by TPG Dutch Parallel III, C.V.; 632,275 ordinary shares and warrants exercisable for 42,420 class A shares held by TPG Endurance Investments (Cayman), L.P.; and 7,329,995 ordinary shares and warrants exercisable for 493,160 ordinary shares held by TPG Endurance Partners (Cayman), L.P. The address of the beneficial owner is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the beneficial ownership as of March 10, 2004 of the ordinary shares of the Company by each Director and each named executive officer of the Company for the year ended December 31, 2003 and all such Directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percentage

Ken LeStrange (3)	632,036	*
Mark Boucher (4)	92,000	*
Steve W. Carlsen (5)	277,581	*
John Del Col (6)	11,500	*
James R. Kroner (7)	252,517	*
John T. Baily (8)	6,000	*
William H. Bolinder (9)	5,500	*
David L. Cole (10)	5,000	*
Jonathan J. Coslet (11)	5,000	*
Anthony J. DiNovi (12)	8,491,648	12.9%
Bryon Ehrhart (13)	8,500	*
Charles Froland (14)	5,000	*
Richard Perry (15)	4,675,604	7.3%
Robert A. Spass (16)	13,700	*
All directors and executive officers as a group	14,481,586	21.7%

*	Less than 1%.

(1)	The address for each beneficial owner is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)	Includes the outstanding ordinary shares and assumes full conversion into ordinary shares of all outstanding class A shares and the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vested at March 10, 2004 with respect to each shareholder.

The Company’s Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company’s ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercis e more than 9.5% of the total voting rights. See “Voting Rights and Solicitation of Proxies – Voting at the Annual General Meeting.”

(3)	Includes 194,400 ordinary shares owned by Mr. LeStrange and vested options exercisable for 437,636 ordinary shares as of March 10, 2004 or within the 60 day period following March 10, 2004.

(4)	Includes 2,000 ordinary shares owned by Mr. Boucher and vested options exercisable for 90,000 ordinary shares as of March 10, 2004 or within the 60 day period following March 10, 2004.

(5)	Includes 15,000 ordinary shares owned by Mr. Carlsen and vested options exercisable for 262,581 ordinary shares as of March 3, 2004 or within the 60 day period following March 10, 2004.

(6)	Includes 1,500 ordinary shares owned by Mr. Del Col and vested options exercisable for 10,000 ordinary shares as of March 10, 2004 or within 60 day period following March 10, 2004.

(7)	Includes 33,700 ordinary shares owned by Mr. Kroner and vested options exercisable for 218,817 ordinary shares as of March 10, 2004 or within the 60 day period following March 10, 2004.

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(8)	Includes 1,000 ordinary shares owned by Donna Baily, the wife of Mr. Baily, and vested options exercisable to purchase 5,000 ordinary shares.

(9)	Includes 500 ordinary shares and vested options exercisable to purchase 5,000 ordinary shares.

(10)	Mr. Cole, one of the Company’s Directors, is the Chairman, President and Chief Executive Officer of Virginia Surety Company, Inc., an affiliate of Aon. Mr. Cole disclaims beneficial ownership of any of the common shares owned by Aon.

(11)	Includes vested options exercisable to purchase 5,000 ordinary shares. Mr. Coslet, one of the Company’s directors, is a senior partner of TPG. Mr. Coslet disclaims beneficial ownership of any of the common shares owned by TPG.

(12)	Includes vested options exercisable to purchase 5,000 ordinary shares held by THL Advisors (Alternative) V, L.P.; 6,235,361 ordinary shares and warrants exercisable for 421,665 class A shares held by Thomas H. Lee (Alternative) Fund V, L.P.; 1,617,824 ordinary shares and warrants exercisable for 109,405 class A shares held by Thomas H. Lee (Alternative) Parallel Fund V, L.P.; 85,918 ordinary shares and warrants exercisable for 5,810 class A shares held by Thomas H. Lee (Alternative) Cayman Fund V, L.P.; and 9,990 ordinary shares and warrants exercisable for 675 class A shares held by Thomas H. Lee Investors Limited Partnership. Mr. DiNovi, one of the Company’s directors, is a managing director of Thomas H. Lee Advisors, LLC, which is the general partner of THL. Mr. DiNovi disclaims beneficial ownership of these shares other than to the extent of his pecuniary interest therein. Mr. DiNovi disclaims beneficial ownership of any additional common shares owned by the Thomas H. Lee related entities.

(13)	Includes vested options exercisable to purchase 5,000 ordinary shares. Mr. Ehrhart, one of the Company’s directors, is the Executive Vice President of Aon Re Inc. and President of Aon Re Services, Inc., each of which are affiliates of Aon. Mr. Ehrhart disclaims beneficial ownership of any of the common shares owned by Aon.

(14)	Includes vested options exercisable to purchase 5,000 ordinary shares. Mr. Froland, one of the Company’s directors, is a Managing Director of GM Asset Management. First Plaza Group Trust and GM Capital Partners I, L.P., affiliates of GM Asset Management, hold 668,140 and 900,374 common shares, respectively. Mr. Froland disclaims beneficial ownership of any of the common shares held by the GM entities.

(15)	Mr. Perry, one of the Company’s directors, is the President and Chief Executive Officer of Perry Corp., and, in that capacity, has voting and investment power over the securities beneficially owned by Perry Corp.

(16)	Includes vested options exercisable to purchase 5,000 ordinary shares. Mr. Spass, one of the Company’s directors, is a partner at Capital Z Financial Services, an affiliate of Capital Z. Mr. Spass disclaims beneficial ownership of any of the common shares owned by Capital Z.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions and Relationships with Initial Investors

Aon Corporation (“Aon”) and Zurich Financial Services Group (“Zurich”) participated in the Company’s initial private placement, investing $227 million and $100 million, respectively. On September 27, 2002, the Company purchased Zurich’s interests in the Company. As a result, Zurich ceased to be an affiliate during 2002.

Certain of the Company’s founding shareholders, including Aon, received 9,292,490 warrants issued on December 31, 2001 with a total estimated fair value of $51.9 million. Certain of the Company’s founding shareholders also received $29 million in the aggregate for assistance with Endurance Specialty Insurance Ltd.’s private placement completed on December 14, 2001.

During the years ended December 31, 2003 and 2002, the Company was party to agreements with various affiliates of Aon and Zurich as follows:

Underwriting activities.  In the normal course of business, the Company enters into reinsurance contracts with various subsidiaries of Aon. Such contracts resulted in net premiums earned of $301,000, losses and loss expenses of $223,000 and acquisition expenses of $33,000 for the year ended December 31, 2003. During the year ended December 31, 2003, an affiliate of Aon produced 29.4% of the Company’s gross premiums written. Gross premiums written excludes $400.3 million of gross premiums acquired from HartRe.

For the year ended December 31, 2002, such contracts resulted in net premiums earned of $30.7 million, losses and loss expenses of $17.5 million and acquisition expenses of $7.0 million for the year ended December 31, 2002. As of December 31, 2002, there were related reinsurance premiums receivable of $45.4 million. During the year ended December 31, 2002, an affiliate of Aon produced 36.6% of the Company’s gross premiums written. For purposes of these related party calculations, gross premiums written excludes premiums acquired in business combination transactions.

Analytical services.  The Company utilized certain analytical services and licensed technology from an affiliate of Aon during the year ended December 31, 2002. Fees incurred of $109,000 pursuant to the agreement were included in general and administrative expenses for the year ended December 31, 2002. This agreement was terminated in 2002.

Financial accounting and administrative services.  An affiliate of Aon performed certain financial accounting and administrative services for the Company during the year ended December 31, 2002. Fees incurred of $260,000 pursuant to the agreement were included in general and administrative expenses. This agreement was terminated in 2002.

Investment management services.  The Company utilized the services of a wholly-owned subsidiary of Zurich to perform portions of its short-term investment and cash management and provide investment accounting services. Under the terms of the investment management agreement, which is subject to the Company’s investment guidelines and other restrictions, the Company pays a fee based on the value of its cash and investment portfolio. The Company expensed related investment management and accounting fees of $277,000 during the year ended December 31, 2002 and $22,000 during the year ended December 31, 2001.

Office services.  The Company rented office space and received limited administrative services from various Bermuda based subsidiaries of Zurich until April 5, 2002. Rent and office services fees for the year ended December 31, 2002 of $419,000 were paid and the expense is recorded in general and administrative expenses. Rent and office services fees of $40,000 were expensed during the period ended December 31, 2001. This arrangement was terminated in 2002.

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PERFORMANCE GRAPH

The graph below illustrates the cumulative shareholder return, including reinvestment of dividends, of the Company’s ordinary shares, compared with such return for the (1) Standard & Poor’s (“S&P”) 500 Composite Stock Price Index and (2) S&P Property-Casualty Industry Group Stock Price Index, in each case measured during the period from February 27, 2003, the date that the Company’s ordinary shares began trading on the New York Stock Exchange, to December 31, 2003. During this period, the cumulative total return on the Company’s ordinary shares was 47% and the cumulative total return for both the S&P 500 Composite Stock Price Index and the S&P Property- Casualty Industry Group Stock Price Index was 32%.

Total Return to Shareholders
Company / Index	January 28, 2003	December 31, 2003

Endurance Specialty Holdings Ltd.	$100.00	$147.39
S&P 500 Index	$100.00	$132.19
S&P 500 Property & Casualty Insurance Index	$100.00	$132.27

REPORT OF THE AUDIT COMMITTEE

The following report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

During 2003, the Audit Committee was comprised of four non-employee members of the Board of Directors - Messrs. Baily, Cole and Spass and Richard M. Sterne. Since Mr. Sterne’s resignation from the Board of Directors on February 12, 2004, the Audit Committee has consisted of Messrs. Baily, Cole and Spass. Messrs. Cole and Spass will continue as members of the Audit Committee and, assuming Mr. Baily is re-elected to the Board of Directors by the shareholders, Mr. Baily will also remain a member of the Audit Committee. Mr. Baily was named Chairman of the Audit Committee on November 13, 2003, succeeding Mr. Spass, who served as Chairman of the Audit Committee from January 1, 2003 until November 13, 2003.

After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors

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has determined that (1) all current Audit Committee members are "independent" as that concept is defined in Section 10A of the Exchange Act, the SEC rules promulgated thereunder, and the applicable rules of the NYSE, (2) all current Audit Committee members are financially literate, and (3) Mr. Baily qualifies as an “audit committee financial expert” as defined by SEC rules promulgated under the Exchange Act.

The Board of Directors appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the Audit Committee reviews the charter and reports to the Board of Directors on its adequacy in light of applicable NYSE rules. The charter is attached to this Proxy Statement as Appendix I, is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (1)-(3) of the preceding paragraph of this report and the adequacy of the Audit Committee charter.

During the last year, and earlier this year in preparation for the filing with the SEC of the Company’s annual report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K"), the Audit Committee:

•	reviewed and discussed the audited financial statements contained in the Form 10-K with management and the Company’s independent auditors;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors’ examinations;

•	reviewed and discussed the Company’s risk assessment and risk management, including the guidelines and policies governing the process of monitoring and controlling the Company’s major financial risk exposures;

•	met separately with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•	discussed with the Company’s senior management, independent auditors and internal auditors the process used for the Company’s chief executive officer and chief financial officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the Form 10-K and other periodic filings with the SEC;

•	reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company’s accounting policies, (2) the written communication required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and the independence of the independent auditors, (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, "Communication with Audit Committees", and (4) responsibilities, budget and staffing of the Company’s internal audit function;

•	based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the board of directors the inclusion of the audited financial statements of the Company and its subsidiaries in the Form 10-K; and

•	determined that the non-audit services provided to the Company by the independent auditors are compatible with maintaining the independence of the independent auditors and established clear hiring policies for employees or former employees of the Company’s independent auditors. The Audit Committee’s pre-approval policies and procedures are discussed below under “Audit Fees.”

While the Audit Committee has the duties and responsibilities set forth in this charter, the committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the

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responsibility of the Audit Committee to ensure that the Company complies with all laws and regulations and its Code of Ethics.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The Audit Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company's internal auditors and receives the communications described above. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

Respectfully submitted,

John T. Baily (Chairman)
David L. Cole
Robert A. Spass

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AUDIT FEES

Ernst & Young Fees and Services	2003 Actual Fees	2002 Actual Fees

Audit Fees	$1,256,000	$1,175,000

Audit-Related Fees	$79,000	$135,000

Tax Fees	$241,000	$25,000

All Other Fees	—	—

Total Fees	$1,576,000	$1,335,000

Audit fees for 2003 and 2002 consist of fees paid to Ernst & Young for professional services for the audit of the Company’s annual consolidated financial statements, review of quarterly consolidated financial statements, audit of annual statutory and subsidiary financial statements and services that are normally provided by independent auditors in connection with statutory, SEC and regulatory filings or engagements.

Audit-related fees for 2003 and 2002 consist of fees paid to Ernst & Young for consultation regarding processes and procedures for compliance with Section 404 of The Sarbanes-Oxley Act of 2002, consultation regarding certain regulatory matters and access to certain accounting and auditing information.

Tax fees for 2003 and 2002 consist of fees paid to Ernst & Young for transfer pricing studies and services regarding United States and United Kingdom tax compliance and planning.

Ernst & Young did not provide any professional services, defined as “All Other Fees” above, including any services with respect to information technology consulting, in 2003 or 2002.

The Audit Committee concluded that the provision of the services listed above was compatible with maintaining the independence of Ernst & Young.

Pre-Approval Policies and Procedure

In accordance with the SEC’s new auditor independence rules, which became effective on May 6, 2003, the Audit Committee has established the following policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by Ernst and Young.

Prior to the engagement of the independent auditor for any audit or non-audit services, management submits a proposal for such services to the Audit Committee. The Audit Committee reviews such proposals and provides its consent only after first considering whether the proposed services are consistent with the SEC’s rules on auditor independence. Also, in determining whether to grant pre-approval of any non-audit services, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;
•	whether the service places the auditor in the position of auditing his or her own work;
•	whether the service results in the auditor acting as management or an employee of the Company; and
•	whether the service places the auditor in a position of being an advocate for the Company.

The Audit Committee has delegated its pre-approval authority to its Chairman for matters arising between meetings of the Audit Committee. Any pre-approval of a service by the Chairman of the Audit Committee is subject to ratification by the Audit Committee at its next scheduled meeting.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, Company equity securities with the SEC. Based on a review of such reports, and on written representations from reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its Directors and executive officers were complied with during 2003 except that the receipt of restricted share units during 2003 were reported on Form 5 on February 13, 2004 on behalf of Messrs. Bell, Boucher, Carlsen, Cash, Fawcett, Kroner and LeStrange. All of the transactions that were not reported on a timely basis were transactions that are exempt from potential liability for “short-swing” profits under Section 16(b).

OTHER MATTERS

The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005

Under the federal proxy solicitation rules, for any proposal submitted by a shareholder to be considered for inclusion in Endurance’s proxy materials for the 2005 Annual General Meeting of Shareholders, it must be received by Endurance at its registered office located at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda addressed to the Assistant Secretary by December 5, 2004. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a shareholder desires to bring other business before the 2005 Annual General Meeting of Shareholders, such proposal must be received by Endurance at its registered office, located at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda addressed to the Assistant Secretary by February 18, 2005.

If a shareholder desires to nominate one or more individuals for election as directors at the 2005 Annual General Meeting, written notice of such shareholder's intent to make such a nomination must be received by the Company at its registered office not later than December 5, 2005 and no earlier than November 5, 2004. Any notice for a director nomination shall set forth:

(i)	the name and address, as it appears in the Register, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	a brief description of the business proposed or the name and address of each individual to be nominated;

(v)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(vi)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(vii)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(viii)	the consent of any such nominee to serve as a Director, if so elected; and

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(ix)	the certification of any such nominee as to the accuracy and completeness of the information set forth in such notice.

ANNUAL REPORT ON FORM 10-K

The Annual Report to Shareholders of the Company, including financial statements for the fiscal periods ended December 31, 2001, 2002 and 2003, is being mailed concurrently with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K, as filed with the SEC. If you would like a copy of the Form 10-K, please contact Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attn: Secretary. In addition, financial reports and recent filings with the SEC, including the Form 10-K, are available on the Internet at http://www.sec.gov. Company information is also available on the Internet at http://www.endurance.bm.

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Appendix I

CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
ENDURANCE SPECIALTY HOLDINGS LTD.
(ADOPTED AS OF FEBRUARY 12, 2003)

AUTHORITY

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Endurance Specialty Holdings Ltd. (the "Company") is established pursuant to the Company's Bye-Laws. The members of the Committee shall be nominated by the Board and elected annually to one-year terms by majority vote of the Board at the first meeting of the Board to be held following the annual meeting of shareholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the independent directors then in office. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman.

PURPOSE OF THE COMMITTEE

The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries.

The Committee shall oversee the audit efforts of the Company's independent auditors and internal auditors and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Company's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent auditors, the internal auditors and the financial and senior management of the Company.

COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of three or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the “NYSE”) and the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the Securities Exchange Commission (the “SEC”) pursuant to the Act. Director's fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Company; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Company for prior service so long as such compensation is not contingent in any way on continued service.

No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Company's annual proxy statement.

Each member of the Committee must be "financially literate," as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "accounting or related financial management expertise," as the Board interprets such qualification in its business judgment. Finally, either (i) at least one member of the Committee must be a "financial expert," as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a "financial expert," the Committee shall so inform the Company.

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MEETINGS OF THE COMMITTEE

The Committee shall meet with such frequency and at such intervals as it shall determine necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the head of the internal auditing department and the Company's independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee (or the Chairman) should meet or confer quarterly with the independent auditors and management to review the Company's periodic financial statements prior to their filing with the SEC. The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may also ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by which all persons participating in the meeting can hear one another shall constitute a quorum. All actions of the Committee will require the vote of a majority of its members present, as described in the preceding sentence, at a meeting of the Committee at which a quorum is present. The Committee shall maintain minutes of its meetings and records relating to those meetings, as well as records of the Committee's activities in carrying out its duties, and will provide copies of such minutes and records to the Board.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess, at least annually, the adequacy of the Committee's charter. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Company's independent auditors to the shareholders, the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Company's independent auditors, and (4) that the Committee is responsible for ensuring that the Company's independent auditors submit, on a periodic basis, a formal written statement to the Committee delineating all relationships between the independent auditors and the Company, stating that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and recommending that the Board or the shareholders, as the case may be, take appropriate action to ensure the independence of the independent auditors.

While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

Selection and Evaluation of Auditors

(a)     Select, in its sole discretion, the firm of independent auditors to be recommended to the shareholders for appointment to audit the books and accounts of the Company for each fiscal year;

(b)     Subject to the shareholders' statutory right to set the terms of the engagement, including setting the remuneration of the auditors and authorizing the Committee annually to act in its sole discretion to set the terms of the engagement, including setting the remuneration of the auditors, the Committee shall review and approve in advance the Company's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act, all permitted non-audit engagements and relationships between the Company and such auditors (which approval should be made after receiving input from the Company's management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(c)     Review the performance of the Company's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion, make decisions regarding recommending to the shareholders the replacement or termination of the independent auditors when circumstances warrant;

(d)     Obtain and review, at least annually, a report from the Company's independent auditors describing:

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(i)	the independent auditors' internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(iii)	all relationships between the independent auditors and the Company (including a description of each category of services provided by the independent auditors to the Company and a list of the fees billed for each such category);

The Committee should present its conclusions with respect to the above matters to the Board, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors.

(e)     Oversee the independence of the Company's independent auditors by, among other things:

(i)	actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and taking appropriate action to satisfy itself of the auditors' independence;

(ii)	ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Company's financials statements have not performed audit services for the Company for more than the previous five consecutive fiscal years of the Company;

(iii)	ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Company, was not, within one year prior to the initiation of the audit, an employee of an independent auditor who participated in any capacity in the Company's audit; and

(iv)	considering whether there should be a regular rotation of the Company's independent auditors;

(f)     Instruct the Company's independent auditors that they are ultimately accountable to the Committee, the shareholders and the Board, and that the Committee is responsible for the selection (subject to shareholder approval), evaluation and termination of the Company's independent auditors;

Oversight of Annual Audit and Quarterly Reviews

(g)     Review and accept, if appropriate, the annual audit plan of the Company's independent auditors, including the scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan's progress and results during the year;

(h)     Review the results of the year-end audit of the Company, including any comments or recommendations of the Company's independent auditors;

(i)     Review with management, the Company's independent auditors and, if appropriate, the director of the Company's internal auditing department, the following:

(i)	the Company's annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any major issues related thereto;

(ii)	critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings

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with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Company's financial statements;

(iii)	major issues regarding accounting principles and financial statements presentations, including, but not limited to (A) any significant changes in the Company's selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Company's financial statements;

(iv)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(v)	all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

(vi)	the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

(j)     Review, periodically, with the chief executive officer and chief financial officer and independent auditors the following:

(i)	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditors;

(ii)	any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; and

(iii)	any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(k)     Attempt to resolve all disagreements between the Company's independent auditors and management regarding financial reporting;

(l)     Review, on a regular basis, with the Company's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

(i)	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

(ii)	any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and

(iii)	any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

(m)     Confirm that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors;

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Oversight of Financial Reporting Process and Internal Controls

(n)     Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Company's internal audit function, through inquiry and discussions with the Company's independent auditors and management of the Company;

(o)     Review the annual report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Company's annual report;

(p)     Review with management the Company's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct;

(q)     Receive periodic reports from the Company's independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

(r)     Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors, the Company's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

(s)     Review the Company's earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance);

(t)     Establish clear hiring policies by the Company for employees or former employees of the Company's independent auditors;

(u)     Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

Other Matters

(v)     Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

(w)     Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement;

(x)     Review the Company's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors;

(y)     Obtain from the independent auditors any information pursuant to Section 10A of the Exchange Act;

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(z)     Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(aa)     Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

(bb)     Report regularly, as appropriate, to the Board on its activities. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function;

(cc)     Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairman of the Committee or any other member of the Committee designated by the Committee to make this report; and

(dd)     Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

1.	Report regularly to the Board on its activities, as appropriate;

2.	Exercise reasonable diligence in gathering and considering all material information;

3.	Understand and weigh alternative courses of conduct that may be available;

4.	Focus on weighing the benefit versus harm to the Company and its shareholders when considering alternative recommendations or courses of action;

5.	If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

6.	Provide management, the Company's independent auditors and internal auditors with appropriate opportunities to meet privately with the Committee.

* * *

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations and its Code of Ethics, to be adopted by the Board as soon as practicable.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

PROXY ENDURANCE SPECIALTY HOLDINGS LTD. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2004
P

R O X Y	The undersigned hereby appoints Kenneth J. LeStrange, James R. Kroner and John V. Del Col, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Endurance Specialty Holdings Ltd. (the “Company”) which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the Company’s headquarters located at 90 Pitts Bay Road, Pembroke HM08, Bermuda on Wednesday, May 5, 2004 at 8:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

PURSUANT TO THE COMPANY’S AMENDED AND RESTATED BYE-LAWS, THE VOTING INTEREST ATTRIBUTED TO EACH SHARE HELD BY THE UNDERSIGNED IS [ ] VOTES PER SHARE.

This proxy, when properly executed will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSALS NO. 1 THROUGH 5 AND FOR PROPOSAL NO. 6. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

HAS YOUR ADDRESS CHANGED? INDICATE CHANGES BELOW.	DO YOU HAVE ANY COMMENTS?

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ENDURANCE SPECIALTY HOLDINGS LTD.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

This proxy is solicited on behalf of the Company’s Board of Directors. It may be revoked up to one hour prior to the Annual General Meeting.

Receipt of notice of the Annual General Meeting and Proxy Statement is hereby acknowledged, and the terms of the Notice and Proxy Statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any and all adjournments, postponements and continuations thereof.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE ORDINARY SHARES ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

Please mark votes as in this example.

The Board Of Directors Recommends A Vote “For” The Nominee(s) In Proposals No. 1 Through 5 And For Proposal No. 6

1.	To elect three directors of Endurance Specialty Holdings Ltd.	2.	Direct the Company to elect eleven directors of Endurance Specialty Insurance Ltd.	3.	Direct the Company to elect twelve directors of Endurance Worldwide Holdings Limited.	4.	Direct the Company to elect twelve directors of Endurance Worldwide Insurance Limited.
NOMINEES: (01) John T. Baily, (02) Charles G. Froland, (03) James R. Kroner.	NOMINEES: (01) John T. Baily,
(02) William H. Bolinder,
(03) David L. Cole,
(04) Jonathan J. Coslet,
(05) Anthony J. DiNovi,
(06) Bryon G. Ehrhart,
(07) Charles G. Froland,
(08) James R. Kroner,
(09) Kenneth J. LeStrange,
(10) Richard C. Perry,
(11) Robert A. Spass.	NOMINEES: (01) John T. Baily,
(02) William H. Bolinder,
(03) Mark W. Boucher,
(04) David L. Cole,
(05) Jonathan J. Coslet,
(06) Anthony J. DiNovi,
(07) Bryon G. Ehrhart,
(08) Charles G. Froland,
(09) Kenneth J. LeStrange,
(10) Simon Minshall,
(11) Richard C. Perry,
(12) Robert A. Spass.	NOMINEES: (01) John T. Baily,
(02) William H. Bolinder,
(03) Mark W. Boucher,
(04) David L. Cole,
(05) Jonathan J. Coslet,
(06) Anthony J. DiNovi,
(07) Bryon G. Ehrhart,
(08) Charles G. Froland,
(09) Kenneth J. LeStrange,
(10) Simon Minshall,
(11) Richard C. Perry,
(12) Robert A. Spass.

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominee(s) except as written	For all Nominee(s) except as written	For all Nominee(s) except as written	For all Nominee(s) except as written

.	5.	Direct the Company to elect three directors of Endurance Services Limited.
NOMINEES: (01) Steven W. Carlsen, (02) James R. Kroner, (03) Kenneth J. LeStrange.

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

	For all Nominee(s) except as written		FOR	AGAINST	ABSTAIN

.	6.	To appoint Ernst & Young as the independent auditors of the Company for the year ending December 31, 2004 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors.

	Mark box at right if an address change has been noted on the reverse side of this card.

Signature: _____________________________________ Date: ______________ Signature: _______________________________________ Date: ______________